AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2012

File No. 811-8572

File No. 33-80514

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 35	☒

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 36	☒

BISHOP STREET FUNDS

(Exact Name of Registrant as Specified in Charter)

101 FEDERAL STREET

BOSTON, MASSACHUSETTS 02110

(Address of Principal Executive Offices, Zip Code)

1-888-462-5386

Registrant’s Telephone Number, including Area Code:

Michael Beattie

c/o SEI Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

Timothy W. Levin, Esquire	Christopher D. Menconi
Morgan, Lewis & Bockius LLP	Morgan, Lewis & Bockius LLP
1701 Market Street	1111 Pennsylvania Avenue, NW
Philadelphia, Pennsylvania 19103	Washington, DC 20004

It is proposed that this filing become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a) of Rule 485

CLASS I SHARES

PROSPECTUS MAY 1, 2012

STRATEGIC GROWTH FUND (BSRIX)

DIVIDEND VALUE FUND (BSLIX)

HIGH GRADE INCOME FUND (BSHGX)

HAWAII MUNICIPAL BOND FUND (BSHIX)

INVESTMENT ADVISER:

BISHOP STREET CAPITAL MANAGEMENT

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue

To Sound Investment

ABOUT THIS PROSPECTUS

Bishop Street Strategic Growth Fund	2

Bishop Street Dividend Value Fund	6

How to Obtain More Information About Bishop Street Funds	Back Cover

WWW.BISHOPSTREETFUNDS.COM	1

BISHOP STREET STRATEGIC GROWTH FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%

Other Expenses	0.65%

Total Annual Fund Operating Expenses	1.39%

Fee Waivers and/or Expense Reimbursements*	(0.14)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets through April 30, 2013. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$426	$747	$1,656

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in U.S. common stocks that BNP Paribas Asset Management Inc. (Sub-Adviser) believes have potential for capital appreciation. The Sub-Adviser’s investment strategy, which is designed to offer pure exposure to the U.S. equity market, relies on an active bottom-up approach using a quantitative investment model and results in a fully invested, focused portfolio.

The Sub-Adviser selects securities from an investment universe of roughly 500-600 large, liquid and well-covered companies. In a first, quantitative step, the Sub-Adviser’s proprietary, extensively back-tested model generates a “Sell” and a “Buy” list. Each list is comprised of a limited number of stocks identified with the help of a few pre-selected growth and valuation indicators (used to rank the whole universe in order of attractiveness) and implementation guidelines (defining how recommended operations can be derived from that ranking). The Sub-Adviser reviews in detail the stocks in the “Sell” and “Buy” lists to identify the reasons behind the model’s recommendation (including any reason to consider it biased), and to fully understand the company’s strategy, its business model and its outlook. The portfolio manager is responsible for making the final investment decisions within the leeway left by the model’s implementation guidelines to exceptionally override “Sell” recommendations and select the most attractive candidates within the “Buy” list. As a result of the Sub-Adviser’s research carried out to develop its investment model, the Fund’s style constantly maintains a clear growth bias, the strength of which can be modulated in accordance with market conditions.

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities

2

issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
18.92%	(23.70)%
(06/30/03)	(12/31/08)

The following table compares the Fund’s average annual total returns to those of the S&P 500 Composite Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (7/1/2002)
Return Before Taxes	(3.24)%	(0.48)%	4.82%
Return After Taxes on Distributions	(3.24)%	(0.98)%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares	(2.11)%	(0.38)%	4.22%
S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	4.85%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.96%	2.26%	2.41%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. BNP Paribas Asset Management, Inc. serves as investment sub-adviser to the Fund. Mr. Hubert Goyé, Head of International Equity and Portfolio Manager of the Sub-Adviser, has managed the Fund since 2002.

■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

WWW.BISHOPSTREETFUNDS.COM	3

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BISHOP STREET DIVIDEND VALUE FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide total return, consisting of current income and capital appreciation.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%

Other Expenses	0.64%

Acquired Fund Fees and Expenses*	0.01%

Total Annual Fund Operating Expenses	1.39%

Fee Waivers and/or Expense Reimbursements**	(0.33)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.06%

*	Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (Acquired Funds) and are not included in the expense ratio in the Fund’s Financial Highlights, which reflects only the direct operating expenses of the Fund.
**	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.05% of the Fund’s average daily net assets through April 30, 2013. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$408	$729	$1,640

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing (dividend-paying) equity securities. The Fund invests in a diversified portfolio of common stocks and other types of equity securities, including preferred stocks and convertible securities. The Fund invests principally in securities of companies that Columbia Management Investment Advisers, LLC (Sub-Adviser) believes are undervalued in light of factors such as the company’s earnings, basic value, revenues or cash flow, but may also invest in securities of companies that the Sub-Adviser believes have the potential for long-term growth. The Fund may invest in companies that have market capitalizations of any size.

The Fund may invest up to 20% of its net assets in debt securities, including securities that, at the time of purchase, are rated low or below investment grade or are unrated but determined by the Sub-Adviser to be of comparable quality (high yield or “junk” bonds). The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund may also invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Sub-Adviser considers, among other factors:

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

6

•

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•	overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Convertible Securities Risk

Convertible securities are subject to the usual risks associated with fixed income securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to equity market risk.

■	Derivatives Risk

Because the Fund may invest in derivatives, it may be exposed to additional volatility and potential loss.

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the rating of the security, the greater the credit risk.

■	Foreign Securities Risk

Foreign securities involve additional risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, and unfavorable political or legal developments.

■	High Yield Risk

Compared with investment-grade bonds, high yield bonds carry a greater risk of default or downgrade and are more volatile. High yield bonds may also be less liquid and more difficult to value.

■	Investment Style Risk

The Fund may invest in either “growth” and/or “value” stocks. The value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. With value stocks, the assessment of a company’s value or prospects for exceeding earnings expectations or market conditions may be wrong. In addition, over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Prior to February 1, 2010, the Fund’s principal investment strategy was to invest at least 80% of its net assets in large-cap equity securities; therefore, the past performance shown below may have differed had the Fund’s current investment strategy been in effect. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
17.39%	(24.61)%
(06/30/09)	(12/31/08)

WWW.BISHOPSTREETFUNDS.COM	7

The following table compares the Fund’s average annual total returns to those of the Russell 1000® Value Index and the S&P 500 Composite Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (5/3/2006)
Return Before Taxes	6.53%	(0.71)%	0.50%
Return After Taxes on Distributions	6.18%	(1.19)%	0.07%
Return After Taxes on Distributions and Sale of Fund Shares	4.68%	(0.72)%	0.32%
Russell 1000® Value Index Return (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	(0.27)%
S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	1.49%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Columbia Management Investment Advisers, LLC serves as investment sub-adviser to the Fund. Mr. Scott L. Davis and Mr. Richard E. Dahlberg, portfolio managers of the Sub-Adviser, have co-managed the Fund since February 2010. Mr. Michael Barclay and Mr. David King, also portfolio managers of the Sub-Adviser, have co-managed the Fund with Mr. David and Mr. Dahlberg since March 2011.

■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BISHOP STREET HIGH GRADE INCOME FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high total return.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Other Expenses	0.62%

Total Annual Fund Operating Expenses	1.17%

Fee Waivers and/or Expense Reimbursements*	(0.41)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.76%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets through April 30, 2013. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.76% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$331	$604	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

In seeking superior long-term performance, the Fund primarily invests at least 80% of its net assets (plus any borrowings for investment purposes) in high grade U.S. dollar-denominated debt obligations of domestic corporations and the U.S. Government, its agencies or instrumentalities. High grade debt obligations are those rated in the three highest ratings categories by S&P or other nationally recognized statistical rating organizations, and include mortgage-backed, variable and floating rate instruments. The Fund may also invest up to 20% of its net assets in investment grade securities (securities rated BBB by S&P, BAA by Moody’s, or unrated equivalent). The portfolio management team anticipates that the Fund will maintain an average weighted maturity of 6 to 8 years. In determining whether to buy, sell or hold a security, the portfolio management team analyzes the security relative to the risk characteristics of the portfolio as a whole. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy, the forecast on interest rates, sector and security valuations, and credit rating concerns.

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

10

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Mortgage-Backed Securities Risk

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition of the credit rating of municipal issuers also may adversely affect the value of the Fund’s municipal securities.

■	U.S. Government Securities Risk

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
6.88%	(3.07)%
(12/31/08)	(06/30/04)

The following table compares the Fund’s average annual total returns to those of the Barclays Capital U.S. Government/Credit Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Fund Return Before Taxes	6.94%	7.23%	5.93%
Fund Return After Taxes on Distributions	5.20%	5.38%	3.99%
Fund Return After Taxes on Distributions and Sale of Fund Shares	5.14%	5.26%	3.96%
Barclays Capital U.S. Government/Credit Index Return (reflects no deduction for fees, expenses or taxes)	8.74%	6.55%	5.85%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.96%	2.26%	2.48%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Mr. Michael K. Hirai, CFA, CPA, President, Chief Investment Officer and Director, and Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, have co-managed the Fund since 2006.

■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

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■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BISHOP STREET HAWAII MUNICIPAL BOND FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income exempt from federal and Hawaii state income taxes.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%

Other Expenses	0.62%

Total Annual Fund Operating Expenses	0.97%

Fee Waivers and/or Expense Reimbursements*	(0.42)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.55%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets through April 30, 2013. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.55% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$267	$495	$1,151

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

The Hawaii Municipal Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt ratios, and credit ratings.

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Concentration Risk

The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

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■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

■	Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

■	Tax Risk

Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
5.33%	(4.11)%
(09/30/09)	(12/31/10)

The following table compares the Fund’s average annual total returns to those of the Barclays Capital Municipal Bond Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Fund Return Before Taxes	8.72%	4.22%	4.65%
Fund Return After Taxes on Distributions	8.72%	4.19%	4.57%
Fund Return After Taxes on Distributions and Sale of Fund Shares	6.90%	4.13%	4.54%
Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	10.70%	5.22%	5.38%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.96%	2.26%	2.48%

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, and Ms. Stephanie C. Nomura, Vice President and Fixed Income Portfolio Manager, have co-managed the Fund since 2007.

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■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■■■	TAX INFORMATION

The Fund intends to distribute income that is exempt from both regular federal and Hawaii state income taxes.

■■■	PAYMENTS TO BROKER-DEALERS
AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT RISK

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

■■■	CONCENTRATION RISK

(Hawaii Municipal Bond Fund)

The Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

■■■	CONVERTIBLE SECURITIES RISK

(Dividend Value Fund)

Convertible securities are subject to interest rate risk, credit risk and market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

■■■	DERIVATIVES RISK

(Dividend Value Fund)

Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives include futures, forwards, options, swap contracts, and other derivative instruments. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid

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secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all.

■■■	EQUITY RISK

(Strategic Growth Fund and

Dividend Value Fund)

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

■■■	FIXED INCOME RISK

(Dividend Value Fund,

High Grade Income Fund and

Hawaii Municipal Bond Fund)

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Credit risk is the possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market with market interest rates that are below the current earnings rate of the Fund’s portfolio. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

■	High Yield Risk

(Dividend Value Fund)

High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and tend to be more sensitive to credit risk, which is more

18

likely to weaken the ability of the issuers to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

■	Mortgage-Backed Securities Risk

(High Grade Income Fund)

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

■	Municipal Issuer Risk

(High Grade Income Fund and

Hawaii Municipal Bond Fund)

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

■	U.S. Government Securities Risk

(High Grade Income Fund)

U.S. government securities may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its obligations to decline. While Treasury securities are back by the full faith and credit of the U.S. government, obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government securities may underperform other segments of the fixed income market or the fixed income market as a whole.

■■■	FOREIGN SECURITIES RISK

(Dividend Value Fund)

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign

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currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

■■■	INVESTMENT STYLE RISK

(Dividend Value Fund)

Growth stocks are stocks that are believed to have above-average rates of earnings growth and that, therefore, may experience above-average increases in stock price. Because growth stocks typically trade at a higher multiple of earnings than other types of stocks, the value of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other types of securities. Value stocks are stocks of companies that are believed to be undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. With value stocks, if the assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time. Over time, growth or value stocks may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investment approaches.

■■■	MANAGEMENT RISK

(All Funds)

Each Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objectives. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives.

■■■	NON-DIVERSIFICATION RISK

(Hawaii Municipal Bond Fund)

Because the Fund is non-diversified, it can take larger positions in securities of any one issuer with respect to its entire portfolio. The assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified fund because the Fund may be more susceptible to changes in the financial condition of an issuer, as well as to any single political, regulatory or economic occurrence affecting an issuer.

■■■	TAX RISK

(Hawaii Municipal Bond Fund)

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. The Internal Revenue Service (IRS) also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends. Distributions of ordinary taxable income (including any net short-term

20

capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of each Fund, except the Dividend Value Fund, is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT INDICES

As noted earlier in this prospectus, each Fund compares its average annual total returns to those of one or more broad based market indices. An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower. The indices used by each Fund, and a description of those indices, are provided below.

Fund	Index
Strategic Growth Fund	S&P 500 Composite Index Consumer Price Index

Dividend Value Fund	Russell 1000® Value Index S&P 500 Composite Index

High Grade Income Fund	Barclays Capital U.S. Government/Credit Index Consumer Price Index

Hawaii Municipal Bond Fund	Barclays Capital Municipal Bond Index Consumer Price Index

The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

The Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

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The S&P 500 Composite Index is a widely-recognized index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Index is capitalization weighted, meaning each stock in the index is weighted to its market value.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. The portfolio holdings for the Funds are disclosed in the Quarterly Holdings Report, which is available on the Funds’ website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISERS

■■■	INVESTMENT ADVISER

The Adviser, Bishop Street Capital Management, is an investment adviser registered with the U.S. Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 (Advisers Act) and is a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with one of the Sub-Advisers, BNP Paribas Asset Management, Inc., which also is a subsidiary of BNP Paribas. As of March 31, 2012, the Adviser had approximately $475 million in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. For the fiscal year ended December 31, 2011, the

Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):

Strategic Growth Fund	0.74%

Dividend Value Fund	0.55%

High Grade Income Fund	0.37%

Hawaii Municipal Bond Fund	0.21%

Through April 30, 2013, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of Class I Shares of each Fund as follows:

Strategic Growth Fund	1.25%

Dividend Value Fund	1.05%

High Grade Income Fund	0.76%

Hawaii Municipal Bond Fund	0.55%

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and each Fund’s expense cap to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

The Funds’ administrator and distributor may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Funds’ actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class I

22

Shares for the fiscal year ended December 31, 2011 were as follows:

Strategic Growth Fund	1.16%

Dividend Value Fund	1.05%

High Grade Income Fund	0.76%

Hawaii Municipal Bond Fund	0.55%

The Adviser oversees the Sub-Advisers to ensure compliance with the Strategic Growth and Dividend Value Funds’ investment policies and guidelines, and monitors the Sub-Advisers’ adherence to their investment styles. The Adviser pays the Sub-Advisers out of the investment advisory fees it receives.

The Board supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities. A discussion regarding the basis for the Board’s most recent approval of the investment advisory and sub-advisory agreements is included each year in the Funds’ semi-annual report for the period ended June 30.

■■■	INVESTMENT SUB-ADVISERS

BNP Paribas Asset Management, Inc. (BNP PAM), located at 200 Park Avenue, 11th Floor, New York, New York 10166, serves as the Strategic Growth Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis. BNP PAM selects, buys and sells securities for the Fund under the general supervision of the Adviser and the Board. BNP PAM is an investment adviser registered with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals (“associated persons,” as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to

BNP Paribas Asset Management SAS. BNP PAM is a direct, wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc., which is indirectly wholly-owned by BNP Paribas. As of December 31, 2011, BNP PAM had approximately $ 20.94 billion in assets under management of which $3.9 billion were advisory assets.

Columbia Management Investment Advisers, LLC (CMIA) serves as the Dividend Value Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis. CMIA, located at 225 Franklin Street, Boston, MA 02110, is an investment adviser registered with the SEC under the Advisers Act and is a wholly owned subsidiary of Ameriprise Financial, Inc., located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474. CMIA’s management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment adviser to mutual funds, CMIA acts as investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries. In rendering investment advisory services, CMIA may use the research and other expertise of other affiliates and third parties in managing the Fund’s investments. As of December 31, 2011, CMIA had assets under management of approximately $300.5 billion.

■■■	PORTFOLIO MANAGERS

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of both the Hawaii Municipal Bond Fund and the High Grade Income Fund. Ms. Carias, serving in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty years, has 16 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

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Stephanie C. Nomura, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Hawaii Municipal Bond Fund. She brings over nine years of direct experience managing taxable and tax-exempt fixed income portfolios for both institutions and high-net worth individuals, having previously served as a vice president and portfolio manager at Oakwood Capital Management, LLC, a Los Angeles-based investment adviser. She holds a B.A. in Economics from the University of California, Irvine and an M.B.A. from the University of Hawaii, Shidler College of Business. She is a member of CFA Hawaii and currently serves as its University Liaison.

Michael K. Hirai, CFA, CPA, Bishop Street Capital Management, is President, Chief Investment Officer and Director of the Adviser and also serves as co-portfolio manager of the High Grade Income Fund. Mr. Hirai has over 28 years of management experience serving in senior roles with investment firms in Los Angeles and Honolulu. Mr. Hirai holds an M.B.A. from the University of Southern California and a B.B.A. in finance from the University of Hawaii.

Hubert Goyé, of BNP PAM, serves as the Strategic Growth Fund’s portfolio manager. Mr. Goyé is the Head of International Equity and has been a portfolio manager since 1995. Mr. Goyé has more than 22 years of investment experience and holds an advanced degree in engineering from Ecole Nationale de Ponts et Chaussees, Paris. Mr. Goyé manages BNP PAM’s U.S. Core Growth strategy’s model portfolio, the investment decisions of which are replicated in the Strategic Growth Fund. Mr. Goyé is the primary decision-maker and heads a team consisting of researchers and analysts.

Scott L. Davis, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager. Mr. Davis is a portfolio manager of CMIA and has been a portfolio manager of the Fund since February 2010. Before joining CMIA in May 2010, Mr. Davis was associated with Columbia Management Advisors, LLC, the Fund’s previous sub-adviser, or its predecessors as an investment professional since 1985. Mr. Davis began his investment career in 1980 and earned a B.A. degree from American International College and an M.A. at the University of Connecticut.

Richard E. Dahlberg, CFA, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager. Mr. Dahlberg is a portfolio manager of CMIA and has been a portfolio manager of the Fund since February 2010. Before joining CMIA in May 2010, Mr. Dahlberg was associated with Columbia Management Advisors, LLC, the Fund’s previous sub-adviser, or its predecessors as an investment professional since 2003. Mr. Dahlberg began his investment career in 1960 and earned a B.S. from Northeastern University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Michael Barclay, CFA, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager. Mr. Barclay is a vice president and senior equity analyst of CMIA and has been a portfolio manager of the Fund since March 2011. Before joining CMIA in May 2010, Mr. Barclay was associated with Columbia Management Advisors, LLC, the Fund’s previous sub-adviser, or its predecessors as an investment professional since 2006. Prior to joining Columbia Management Group, Mr. Barclay served as a senior equity analyst at Fortis Investments, an investment analyst at MFM International and as senior vice president and equity analyst at Independence Investments. Mr. Barclay earned a B.A. in government and a Master of Public Administration (M.P.A.) degree from Cornell University.

David King, CFA, of CMIA, serves as the Dividend Value Fund’s co-portfolio manager. Mr. King is a senior portfolio manager of CMIA and has been a portfolio manager of the Fund since March 2011. Before joining CMIA in 2010,

Mr. King was a senior portfolio manager at Putnam

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Investments from 1983 to 2008. Mr. King earned a B.S. in administration, summa cum laude, from the University of New Hampshire and an M.B.A. from Harvard Business School.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

■■■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

■■■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Other Policies – Excessive Trading.”

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each Fund’s NAV is calculated once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day’s NAV, generally a Fund must receive your purchase order by 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Funds reserve the right to calculate NAV as of the earlier closing time.

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How the Funds Calculate NAV

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board.

Fair Value Pricing

The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Strategic Growth and Dividend Value Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the High Grade Income and Hawaii Municipal Bond Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment per Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). A Fund may accept investments of smaller amounts in its sole discretion.

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

■■■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program (“Eligible Guarantors”). For example, signature guarantees may be required if your

26

address of record has changed in the last 30 days, if you are requesting money to be wired to a bank account that has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and the original guarantee must be provided. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact the Funds at 1-800-262-9565 for more information.

The Funds participate in the Paperless Legals Program (the “Program”), which allows the transfer agent to rely on Eligible Guarantors, through the Medallion Signature Guarantee process, in authenticating and processing redemption requests. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

The sale price of each share will be the next NAV determined after the Funds receive your request.

Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Funds will send your sale proceeds within seven days after they receive your request.

Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

The Funds will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by

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the SEC. More information about this is in the SAI.

■■■	HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of any Fund for Class I Shares of any other Bishop Street Fund on any Business Day by contacting the Funds directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds’ policy on excessive trading, see “Other Policies – Excessive Trading.”

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

Excessive Trading

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•

Shareholders are restricted from making more than four “round trips” into or out of each Fund per calendar year. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the same Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•

The Funds reserve the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser

28

reasonably believe that the trading activity would be harmful or disruptive to the Funds.

The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in a bona fide asset allocation program.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. Although these policies are designed to deter frequent trading in the Funds will occur, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ frequent trading policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ frequent trading policy with respect to customers identified by the Funds as having engaged in frequent trading. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask you to provide your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund’s NAV next determined.

The Funds reserve the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold

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your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Each Fund has adopted a shareholder servicing plan that provides that Class I Shares of the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition

30

programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of each Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income, if any, as follows:

Declared Daily and Paid Monthly

High Grade Income Fund

Hawaii Municipal Bond Fund

Declared and Paid Quarterly

Strategic Growth Fund

Dividend Value Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are

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distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions of qualified dividend income, if any, are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund’s shares for shares of another Bishop Street Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.

The Hawaii Municipal Bond Fund intends to distribute exempt interest dividends that are exempt from both regular federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may nevertheless be subject to state and local taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

Each Fund (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

More information about taxes is in the SAI.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Funds’ Class I Shares. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accounting firm, whose report for the period ended December 31, 2011, along with each Fund’s financial statements, is included in the Annual Report that accompanies the SAI. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the periods ended December 31,

		Investment Activities			Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Investment Activities from Operations	Net Investment Income	Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
STRATEGIC GROWTH FUND
2011	$12.65	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$12.24	(3.24)%	$50,413	1.16%	1.39%	(0.12)%	53%
2010	10.64	(0.01)	2.02	2.01	—	—	—	12.65	18.89	50,054	1.14	1.37	(0.12)	53
2009	8.08	— *	2.56	2.56	—	—	—	10.64	31.68	60,929	1.11	1.34	0.00	54
2008	14.05	(0.02)	(5.73)	(5.75)	—	(0.22)	(0.22)	8.08	(41.46)	62,237	1.06	1.29	(0.19)	73
2007	14.84	(0.03)	1.53	1.50	—	(2.29)	(2.29)	14.05	10.10	126,384	1.07	1.30	(0.22)	61
DIVIDEND VALUE FUND
2011	$8.68	$0.19	$0.37	$0.56	$(0.19)††	—	$(0.19)	$9.05	6.53%	$58,686	1.05%	1.38%	2.16%	11%
2010	7.83	0.16	0.85	1.01	(0.16)††	—	(0.16)	8.68	13.07	53,864	1.05	1.47	1.98	84
2009	6.02	0.06	1.81	1.87	(0.06)	—	(0.06)	7.83	31.28	50,259	1.05	1.36	0.89	82
2008	10.54	0.07	(4.47)	(4.40)	(0.07)	(0.05)	(0.12)	6.02	(42.02)	51,859	1.05	1.30	0.84	75
2007	10.62	0.04	0.52	0.56	(0.04)	(0.60)	(0.64)	10.54	5.24	101,342	1.05	1.31	0.38	65
HIGH GRADE INCOME FUND
2011	$10.42	$0.35	$0.36	$0.71	$(0.34)	$(0.35)	$(0.69)	$10.44	6.94%	$93,106	0.76%	1.17%	3.31%	52%
2010	10.65	0.41	0.18	0.59	(0.40)	(0.42)	(0.82)	10.42	5.63	103,885	0.76	1.16	3.79	39
2009	10.56	0.43	0.44	0.87	(0.43)	(0.35)	(0.78)	10.65	8.41	126,334	0.76	1.13	4.08	82
2008	10.15	0.43	0.41	0.84	(0.43)	—	(0.43)	10.56	8.53	121,976	0.76	1.10	4.22	28
2007	9.94	0.44	0.21	0.65	(0.44)	—	(0.44)	10.15	6.67	136,223	0.76	1.11	4.38	26
HAWAII MUNICIPAL BOND FUND
2011	$10.41	$0.36	$0.53	$0.89	$(0.36)	$—	(0.36)	$10.94	8.72%	$130,345	0.55%	0.97%	3.41%	32%
2010	10.62	0.38	(0.20)	0.18	(0.38)	(0.01)	(0.39)	10.41	1.70	132,392	0.55	0.97	3.54	35
2009	10.05	0.38	0.57	0.95	(0.38)	—	(0.38)	10.62	9.63	139,872	0.55	0.95	3.68	27
2008	10.56	0.40	(0.51)	(0.11)	(0.40)	—	(0.40)	10.05	(1.02)	130,807	0.55	0.93	3.91	36
2007	10.77	0.42	(0.16)	0.26	(0.42)	(0.05)	(0.47)	10.56	2.47	144,828	0.55	0.93	3.92	25
(1)	Per share net investment income amount calculated using average shares.

*	Amount represents less than $0.01.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
††	Includes return of capital which is less than $0.01 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

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INVESTMENT ADVISER

Bishop Street Capital Management

999 Bishop Street, 28th Floor

Honolulu, Hawaii 96813

SUB-ADVISERS

BNP Paribas Asset Management, Inc.

200 Park Avenue

45th Floor

New York, New York 10166

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Your Avenue To Sound Investment

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 1, 2012 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Funds’ website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports

These reports list each Fund’s holdings and contain information from the Funds’ managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the Funds’ most recent Annual and Semi-Annual Reports on the Funds’ website at

www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Funds

Bishop Street Funds

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

BSF-PS-007-1700

CLASS A SHARES

PROSPECTUS

MAY 1, 2012

HAWAII MUNICIPAL BOND FUND (BHIAX)

INVESTMENT ADVISER:

BISHOP STREET CAPITAL MANAGEMENT

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue To Sound Investment

ABOUT THIS PROSPECTUS

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BISHOP STREET HAWAII MUNICIPAL BOND FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income exempt from federal and Hawaii state income taxes.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in “Sales Charges” beginning on page 10 of this prospectus and in “The Distributor” beginning on page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%

Distribution (12b-1) Fees	0.25%

Other Expenses	0.62%

Total Annual Fund Operating Expenses	1.22%

Fee Waivers and/or Expense Reimbursements*	(0.42)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.80%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class A Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.80% of the Fund’s average daily net assets through April 30, 2013. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.80% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$379	$635	$911	$1,697

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt rates, and credit ratings.

2

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Concentration Risk

The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

■	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

■	Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

■	Tax Risk

Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class A Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class A Shares from calendar year to calendar year. Sales charges are not reflected in the bar chart; if they were reflected, returns would be less than those shown.

Best Quarter	Worst Quarter
5.26%	(4.09)%
(09/30/09)	(12/31/10)

The following table compares the Fund’s average annual total returns to those of the Barclays Capital Municipal Bond Index and the Consumer Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Fund Return Before Taxes	5.22%	3.33%	4.07%
Fund Return After Taxes on Distributions	5.22%	3.31%	4.00%
Fund Return After Taxes on Distributions and Sale of Fund Shares	4.50%	3.33%	3.99%
Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	10.70%	5.22%	5.38%
Consumer Price Index Return (reflects no deduction for fees, expenses or taxes)	2.96%	2.26%	2.48%

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■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, and Ms. Stephanie C. Nomura, Vice President and Fixed Income Portfolio Manager, have co-managed the Fund since 2007.

■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum investment may be reduced with an Automatic Investment Plan. There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■■■	TAX INFORMATION

The Fund intends to distribute income that is exempt from both regular federal and Hawaii state income taxes.

■■■	FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

■■■	CONCENTRATION RISK

The Fund’s concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

■■■	FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Credit risk is the possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market with market interest rates that are below the current earnings rate of the Fund’s portfolio. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

■	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities.

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Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

■■■	MANAGEMENT RISK

The Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives.

■■■	NON-DIVERSIFICATION RISK

Because the Fund is non-diversified, it can take larger positions in securities of any one issuer with respect to its entire portfolio. The assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified fund because the Fund may be more susceptible to changes in the financial condition of an issuer, as well as to any single political, regulatory or economic occurrence affecting an issuer.

■■■	TAX RISK

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. The Internal Revenue Service (“IRS”) also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

6

MORE INFORMATION ABOUT INDICES

As noted earlier, the Fund compares its average annual total returns to those of the Barclays Capital Municipal Bond Index and the Consumer Price Index. The Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing and is widely used as a cost-of-living benchmark.

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The portfolio holdings for the Fund are disclosed in the Quarterly Holdings Report, which is available on the Fund’s website at www.bishopstreetfunds.com.

INVESTMENT ADVISER

The Adviser, Bishop Street Capital Management, is a registered investment adviser under the Investment Advisers Act of 1940 (Advisers Act) and is a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As of March 31, 2012, the Adviser had approximately $475 million in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. For the fiscal year ended December 31, 2011, the Fund paid advisory fees to the Adviser in the following amounts (based on average net assets):

Hawaii Municipal Bond Fund	0.21%

Through April 30, 2013, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of Class A Shares of the Fund as follows:

Hawaii Municipal Bond Fund	0.80%

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense cap for Class A Shares to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

In addition to the expense limitation agreement described above, the Fund’s administrator and distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class A Shares for the fiscal year ended December 31, 2011 were as follows:

Hawaii Municipal Bond Fund	0.80%

The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. A discussion regarding the

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basis for the Board’s most recent approval of the investment advisory agreement is included each year in the Fund’s semi-annual report for the period ended June 30.

■■■	PORTFOLIO MANAGERS

Jennifer Carias, Bishop Street Capital Management, Senior Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Fund. Ms. Carias, serving in various capacities with the Adviser and/or the Adviser’s affiliates for over twenty years, has 16 years of investment management experience and holds a B.A. in Accounting from Chaminade University. She is a director of CFA Hawaii and currently serves as Program Development Chair.

Stephanie C. Nomura, Bishop Street Capital Management, Vice President and Fixed Income Portfolio Manager, serves as co-portfolio manager of the Fund. She brings over nine years of direct experience managing taxable and tax-exempt fixed income portfolios for both institutions and high-net worth individuals, having previously served as a vice president and portfolio manager at Oakwood Capital Management, LLC, a Los Angeles-based investment adviser. She holds a B.A. in Economics from the University of California, Irvine and an M.B.A. from the University of Hawaii, Shidler College of Business. She is a member of CFA Hawaii and currently serves as its University Liaison.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

■■■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

■■■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

You may also purchase shares through a representative of BancWest Corporation and its banking and non-banking subsidiaries, or other financial institutions that have executed dealer agreements.

8

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Other Policies – Excessive Trading.”

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund’s NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order, plus applicable sales charges. So, for you to receive the current Business Day’s NAV, generally the Fund must receive your purchase order by 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Fund reserves the right to calculate NAV as of the earlier closing time.

How the Fund Calculates NAV

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board.

Fair Value Pricing

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment in the Fund ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). The Fund may accept investment of smaller amounts in its sole discretion.

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If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment in the Fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

■■■	SALES CHARGES

Front-End Sales Charges – Class A Shares

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

If Your Investment is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	3.00%	3.09%

$50,000 but less than $100,000	2.75%	2.83%

$100,000 but less than $250,000	2.25%	2.30%

$250,000 but less than $500,000	1.25%	1.27%

$500,000 but less than $1,000,000	1.00%	1.01%

$1,000,000 and over	0.00%	0.00%

You may qualify for reduced sales charges or sales charges waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See “Reduced Sales Charge – Class A Shares” below.

Waiver of Front-End Sales Charge – Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•	through reinvestment of dividends and distributions;

•	by persons repurchasing shares they redeemed within the last 30 days (see “Repurchase of Class A Shares” below);

•

by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

•	by present and retired Trustees of the Fund and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries;

•

by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously held with BancWest Corporation and its banking and non-banking subsidiaries;

•

by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

10

•

through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund’s distributor or otherwise, do not receive any portion of the front-end sales charge.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those that were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charges – Class A Shares

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children’s ages). The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

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You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

•	an individual, his or her spouse, or children residing in the same household,

•	any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries

•	a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups

•	any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid

12

for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Information about sales charges is available on the Fund’s website at www.bishopstreetfunds.com.

■■■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program (“Eligible Guarantors”). For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you are requesting money to be wired to a bank account that has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and the original guarantee must be provided. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Please contact the Fund at 1-800-262-9565 for more information.

The Fund participates in the Paperless Legals Program (the “Program”), which allows the transfer agent to rely on Eligible Guarantors, through the Medallion Signature Guarantee process, in authenticating and processing redemption requests. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

The sale price of each share will be the next NAV determined after the Fund receives your request.

Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Bishop Street Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

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Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

The Fund will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.

■■■	HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares of the Fund for Class A Shares of any other Bishop Street Fund on any Business Day by contacting the Fund directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund’s policy on excessive trading, see “Other Policies – Excessive Trading.”

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange shares of any Bishop Street Fund that you purchased without a sales charge into shares being sold with a sales charge, the exchange is subject to the sales charge of the Fund into which you exchange. If you exchange shares into any Bishop Street Fund with the same or no sales charge there is no sales charge for the exchange.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

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OTHER POLICIES

Excessive Trading

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•

Shareholders are restricted from making more than four “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•

The Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believe that the trading activity would be harmful or disruptive to the Fund.

The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in a bona fide asset allocation program.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. Although these policies are designed to deter frequent trading in the Fund will occur, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund’s frequent trading policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s frequent trading policy with respect to customers identified by the Fund as having engaged in frequent trading. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from

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purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask you to provide your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund’s NAV next determined.

The Fund reserves the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the

Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the

16

following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that Class A Shares of the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund’s shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

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DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows Class A Shares of the Fund to pay distribution and related expenses for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees, as a percentage of average daily net assets for the Class A Shares for each of the Fund is 0.25%.

The Fund’s distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund’s distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund’s distributor may provide cash or non-cash compensation as recognition for past sales or encouragement of future sales that may include the following: merchandise, travel, expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares its net investment income, if any, daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund’s shares for shares of another Bishop Street Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute exempt interest dividends that are exempt from both regular

18

federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may nevertheless be subject to state and local taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

More information about taxes is in the SAI.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund’s Class A Shares. This information is intended to help you understand the Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accounting firm, whose report for the period ended December 31, 2011, along with the Fund’s financial statements, is included in the Annual Report that accompanies the SAI. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the years ended December 31,

		Investment Activities			Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Investment Activities from Operations	Net Investment Income	Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
HAWAII MUNICIPAL BOND FUND
2011	$10.41	$0.33	$0.53	$0.86	$(0.33)	$—	$(0.33)	$10.94	8.45%	$23,381	0.80%	1.22%	3.16%	32%
2010	10.62	0.35	(0.20)	0.15	(0.35)	(0.01)	(0.36)	10.41	1.44	28,160	0.80	1.22	3.29	35
2009	10.05	0.36	0.57	0.93	(0.36)	—	(0.36)	10.62	9.35	26,105	0.80	1.20	3.43	27
2008	10.56	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	10.05	(1.27)	23,707	0.80	1.17	3.66	36
2007	10.77	0.39	(0.16)	0.23	(0.39)	(0.05)	(0.44)	10.56	2.21	29,115	0.80	1.18	3.67	25
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
(1)	Per share net investment income amount calculated using average shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

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INVESTMENT ADVISER

Bishop Street Capital Management

999 Bishop Street, 28th Floor

Honolulu, Hawaii 96813

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Your Avenue to Sound Investment

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 1, 2012 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund’s website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund. Investors can receive free copies of the Fund’s most recent Annual and Semi-Annual Reports on the Fund’s website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Fund

Bishop Street Funds

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

BSF-PS-008-1400

CLASS I SHARES

CLASS A SHARES

PROSPECTUS

MAY 1, 2012

GOVERNMENT MONEY MARKET FUND

(CLASS I SHARES: BISXX)

(CLASS A SHARES: BSAXX)

INVESTMENT ADVISER:

BISHOP STREET CAPITAL MANAGEMENT

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Your Avenue To Sound Investment

ABOUT THIS PROSPECTUS

Bishop Street Government Money Market Fund	2

More Information About Risk	4

More Information About Fund Investments	5

More Information About the Index	5

Information About Portfolio Holdings	5

Investment Adviser and Sub-Adviser	5

Purchasing, Selling and Exchanging Fund Shares	7

Other Policies	10

Shareholder Servicing Arrangements	11

Payments to Financial Intermediaries	11

Distribution of Fund Shares	12

Dividends and Distributions	12

Taxes	13

Financial Highlights	14

How to Obtain More Information About Bishop Street Funds	Back Cover

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BISHOP STREET GOVERNMENT MONEY MARKET FUND

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to preserve principal and maintain liquidity while providing current income.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I Shares	Class A Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%	0.30%

Distribution (12b-1) Fees	None	0.25%

Other Expenses	0.65%	0.65%

Acquired Fund Fees and Expenses*	0.04%	0.04%

Total Annual Fund Operating Expenses	0.99%	1.24%

Fee Waivers and/or Expense Reimbursements**	(0.45)%	(0.45)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.54%	0.79%

*	Acquired fund fees and expenses are indirect fees that the Fund incurs from investing in the shares of other mutual funds (Acquired Funds) and are not included in the expense ratio in the Fund’s Financial Highlights, which reflects only the direct operating expenses of the Fund.
**	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares and Class A Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.50% and 0.75%, respectively, of the Fund’s average daily net assets through April 30, 2013. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.50% and 0.75% for the Class I Shares and Class A Shares, respectively, to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$55	$270	$503	$1,172
Class A Shares	$81	$350	$639	$1,463

■■■	PRINCIPAL INVESTMENT STRATEGIES

The Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that Fischer Francis Trees & Watts, Inc. (Sub-Adviser) determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.

Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Fixed Income Risk

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

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■	U.S. Government Securities Risk

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
1.23%	0.00%
(12/31/06)	(12/31/11)

The following table compares the Fund’s Class I Shares and Class A Shares average annual total returns to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Fund Return – Class I Shares	0.00%	1.40%	1.74%
Fund Return – Class A Shares	0.00%	1.30%	1.56%
iMoneyNet, Inc. First Tier Institutions-Only Average Return	0.04%	1.61%	1.91%

For information concerning the Fund’s 7-Day Yield, please call 1-800-262-9565.

■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Fischer Francis Trees &Watts, Inc. serves as investment sub-adviser to the Fund. Mr. Kenneth O’Donnell, Portfolio Manager of the Sub-Adviser, has managed the Fund since 2005.

■■■	PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans and, for Class A Shares for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The Fund’s investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

■■■	FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Credit risk is the possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market with market interest rates that are below the current earnings rate of the Fund’s portfolio.

■■■	MANAGEMENT RISK

The Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives.

■■■	U.S. GOVERNMENT SECURITIES RISK

U.S. government securities may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its obligations to decline. While Treasury securities are back by the full faith and credit of the U.S. government, obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government securities may underperform other segments of the fixed income market or the fixed income market as a whole.

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MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (SAI). These investments may be fully subject to state income taxes and may include: (i) commercial paper and other short-term corporate obligations of U.S. issuers (including asset-backed securities) but only to the extent they are guaranteed as to principal by the U.S. Treasury, FDIC, or the U.S. government and/or its agencies; (ii) short-term obligations issued by state governments; and (iii) shares of other money market funds.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT THE INDEX

As noted earlier in this prospectus, the Fund compares its average annual total returns to those of the iMoneyNet, Inc. First Tier Institutions-Only Average, which is a composite of mutual funds with investment goals similar to the Fund’s goal. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The portfolio holdings for the Fund are disclosed in the Monthly Holdings Report, which is also available on the Fund’s website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISER

■■■	INVESTMENT ADVISER

The Adviser, Bishop Street Capital Management, is a registered investment adviser under the Investment Advisers Act of 1940 (Advisers Act) and is a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with the Sub-Adviser, Fischer Francis Trees & Watts, Inc., which is also a subsidiary of BNP Paribas. As of March 31, 2012, the Adviser had approximately $475 million in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. For the fiscal year ended December 31, 2011, the Fund

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paid advisory fees to the Adviser in the following amount (based on average net assets):

Government Money Market Fund	0.08%

Through April 30, 2013, the Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of the Fund’s Class I Shares and Class A Shares as follows:

Government Money Market Fund – Class I Shares	0.50%

Government Money Market Fund – Class A Shares	0.75%

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense cap of each share class to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

In addition to the expense limitation agreement described above, the Adviser has voluntarily committed to reduce its fees and reimburse expenses in order to keep the Fund’s yield from falling below 0.00%. The Fund’s administrator and distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Fund’s actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for Class I Shares and Class A Shares for the fiscal ended December 31, 2011 were as follows:

Government Money Market Fund – Class I Shares	0.08%

Government Money Market Fund – Class A Shares	0.08%

The Adviser oversees the Sub-Adviser to ensure compliance with the Fund’s investment policies and guidelines, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives.

The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board’s most recent approval of the investment advisory and sub-advisory agreements is included each year in the Fund’s semi-annual report for the period ended June 30.

■■■	INVESTMENT SUB-ADVISER

Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis under the general supervision of the Adviser and the Board. Organized in 1972, FFTW is registered as an investment adviser with the SEC under the Advisers Act and is a New York corporation that, together with its affiliated companies located in London and Singapore, managed $53.2 billion (including $12.3 billion of advisory assets) as of December 31, 2011, for numerous fixed income clients. FFTW specializes in managing U.S., international and global fixed income portfolios for institutional clients such as central banks, official institutions, public and corporate employee pension funds, insurance companies, endowments, foundations, hospitals, and commercial banks. FFTW also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. FFTW’s main office is located at 200 Park

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Avenue, New York, NY 10166. FFTW is directly wholly-owned by BNP Paribas Investment Partners USA Holdings Inc., a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation organized under the laws of the Republic of France.

■■■	PORTFOLIO MANAGER

Kenneth O’Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Fund. Mr. O’Donnell joined FFTW in 2002 and has over 12 years of investment experience. From 1998 to 2002, Mr. O’Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).

Additional information about Mr. O’Donnell’s compensation, other accounts managed by Mr. O’Donnell, and Mr. O’Donnell’s ownership of securities in the Fund is available in the SAI.

■■■	ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

■■■	HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

■	Mail;
■	Telephone;
■	Wire; or
■	Direct Deposit.

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

In addition, you also may purchase Class A Shares of the Fund through a representative of BancWest Corporation and its banking and non-banking subsidiaries, or other financial institutions that have executed dealer agreements.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Other Policies – Excessive Trading.”

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The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund’s NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Fund must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

How the Fund Calculates NAV

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board.

Fair Value Pricing

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment in the Fund ($500 for those investing in retirement plans and, for Class A Shares, for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). The Fund may accept investments of smaller amounts in its sole discretion.

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment in the Fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

■■■	HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing.

The sale price of each share will be the next NAV determined after the Fund receives your request.

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Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Bishop Street Fund in which you own shares. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

The Fund will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.

■■■	HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares and Class A Shares of the Fund for Class I Shares and Class A Shares, respectively, of any other Bishop Street Fund on any Business Day by contacting the Fund directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund’s policy on excessive trading, see “Other Policies – Excessive Trading.”

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When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange Class A Shares of any Bishop Street Fund that you purchased without a sales charge into Class A Shares of any other Bishop Street Fund being sold with a sales charge, the exchange is subject to the sales charge of the Fund into which you exchange. If you exchange shares into a Bishop Street Fund with the same or no sales charge there is no sales charge for the exchange.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

Excessive Trading

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the Sub-Adviser has informed the Board that it believes that it would not be in shareholders’ best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Fund.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask you to provide your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund’s NAV next determined.

The Fund reserves the right to close or liquidate your account at the then-current day’s price and

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remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that Class I Shares and Class A Shares of the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund’s shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other

WWW.BISHOPSTREETFUNDS.COM	11

resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows Class A Shares of the Fund to pay distribution and related expenses for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees, as a percentage of average daily net assets for the Class A Shares of the Fund is 0.25%.

The Fund’s distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund’s distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund’s distributor may provide cash or non-cash compensation as recognition for past sales or encouragement of future sales that may include the following: merchandise, travel, expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares its net investment income, if any, daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after

12

the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund’s shares for shares of another Bishop Street Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer. Shareholders of the Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

More information about taxes is in the SAI.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund’s Class I Shares and Class A Shares. This information is intended to help you understand the Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accounting firm, whose report for the period ended December 31, 2011, along with the Fund’s financial statements, is included in the Annual Report that accompanies the SAI. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the years ended December 31,

		Investment Activities						Dividends and Distributions from
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments		Total Investment Activities from Operations		Net Investment Income	Capital Gains		Total Dividends and Distributions		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
GOVERNMENT MONEY MARKET FUND – CLASS I SHARES
2011	$1.00	$—	*	$—		$—	*	$ —	$—		$ —		$1.00	0.00%	$54,115	0.08%		0.95%	0.00%	n/a
2010	1.00	—		—		—		—	—	*	—	*	1.00	0.00	77,507	0.17		0.94	0.00	n/a
2009	1.00	—	*	—	*	—	*	— *	—	*	—	*	1.00	0.05	82,407	0.33		0.89	0.04	n/a
2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)		1.00	2.18	164,165	0.51	(2)	0.88	2.19	n/a
2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)		1.00	4.86	179,725	0.50		0.86	4.75	n/a
GOVERNMENT MONEY MARKET FUND – CLASS A SHARES
2011	$1.00	$—	*	$—		$—	*	$—	$—		$—		$1.00	0.00%	$44,981	0.08%		1.20%	0.00%	n/a
2010	1.00	—		—		—		—	—	*	—	*	1.00	0.00	48,265	0.17		1.19	0.00	n/a
2009	1.00	—	*	—	*	—	*	— *	—	*	—	*	1.00	0.03	45,233	0.35		1.14	0.00	n/a
2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)		1.00	1.93	60,446	0.76	(2)	1.13	1.94	n/a
2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)		1.00	4.60	63,568	0.75		1.11	4.50	n/a
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

*	Amount represents less than $0.01.

(1)	Per share net investment income amount calculated using average shares.
(2)

The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the Adviser’s voluntary expense limitation, the ratio would have been 0.50% for Class I Shares and 0.75% for Class A Shares for the fiscal year ended December 31, 2008.

Amounts designated as “—” are either $0 or have been rounded to $0.

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INVESTMENT ADVISER

Bishop Street Capital Management

999 Bishop Street, 28th Floor

Honolulu, Hawaii 96813

SUB-ADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

46th Floor

New York, New York 10166

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Your Avenue to Sound Investment

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 1, 2012 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund’s website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund. Investors can receive free copies of the Fund’s most recent Annual and Semi-Annual Reports on the Fund’s website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Fund

Bishop Street Funds

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

BSF-PS-009-1400

CLASS I SHARES

BISHOP STREET FUNDS

PROSPECTUS

            , 2012

TREASURY MONEY MARKET FUND (TICKER SYMBOL)

Investment Adviser:

BISHOP STREET CAPITAL MANAGEMENT

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]

[BISHOP STREET FUNDS]

[Your Avenue to Sound Investment]

About This Prospectus

1

BISHOP STREET TREASURY MONEY MARKET FUND

Investment Objective

The investment objective of the Fund is to preserve principal and maintain a high degree of liquidity while providing current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses		%
Total Annual Fund Operating Expenses		%

Example – This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Principal Investment Strategies

The Fund invests exclusively in U.S. Treasury obligations and repurchase agreements fully-collateralized by U.S. Treasury obligations. The Adviser has engaged Fischer Francis Trees & Watts, Inc. (Sub-Adviser) to manage the Fund’s assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity that are marketable, liquid and offer competitive yields. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict U.S. Securities and Exchange Commission rules about credit quality, maturity and diversification of its investments.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to maintain a constant share price per share of $1.00, there is no guarantee that the Fund will achieve this goal. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

Fixed Income Risk - An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

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U.S. Treasury Securities Risk - Although U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Performance Information

The Fund liquidated its assets on July 31, 2009. The bar chart and the performance table below illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

1999	4.65%
2000	5.89%
2001	3.68%
2002	1.29%
2003	0.74%
2004	0.91%
2005	2.62%
2006	4.51%
2007	4.49%
2008	1.37%

Best Quarter	Worst Quarter
1.53%	0.09%
(12/31/00)	(12/31/08)

This table compares the Fund’s average annual total returns to those of the iMoneyNet, Inc. U.S. Treasury &Repo Average.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Fund Return	2.18%	3.06%	3.22%
iMoneyNet, Inc. U.S. Treasury & Repo Average Return	2.62%	3.28%	3.36%

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Management of the Fund

Bishop Street Capital Management serves as investment adviser to the Fund. Fischer Francis Trees &Watts, Inc. serves as investment sub-adviser to the Fund. Mr. Kenneth O’Donnell, Portfolio Manager of the Sub-Adviser, has managed the Fund since 2005.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in retirement plans). There is no minimum for subsequent investments. If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565 (for redemptions less than $5,000). If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The Fund’s investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

Fixed Income Risk - The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Credit risk is the possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund’s share price. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market with market interest rates that are below the current earnings rate of the Fund’s portfolio.

Management Risk - The Fund’s management uses specific investment strategies to seek to achieve the Fund’s investment objectives. Investment decisions made by management in using these strategies may not produce the results expected by management, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is a fundamental policy and cannot be changed without shareholder approval.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (SAI).

5

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT THE INDEX

As noted earlier in this prospectus, the Fund compares its average annual total returns to those of the iMoneyNet, Inc. U.S. Treasury & Repo Average. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Fund’s goal. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay commissions or expenses. If it did, its performance would be lower.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The portfolio holdings for the Fund are disclosed in the Monthly Holdings Report, which is also available on the Fund’s website at www.bishopstreetfunds.com.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

The Adviser, Bishop Street Capital Management, is a registered investment adviser under the Investment Advisers Act of 1940 (Advisers Act) and is a wholly-owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is affiliated with the Sub-Adviser, Fischer Francis Trees & Watts, Inc., which is also a subsidiary of BNP Paribas. As of March 31, 2012, the Adviser had approximately $475 million in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. For the fiscal year ended December 31, 2008, the Fund paid advisory fees to the Adviser in the following amount (based on average net assets):

Treasury Money Market Fund	0.30%

The Adviser oversees the Sub-Adviser to ensure compliance with the Fund’s investment policies and guidelines, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives.

6

The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board’s approval of the investment advisory and sub-advisory agreements is included each year in the Fund’s semi-annual report for the period ended June 30.

Investment Sub-Adviser

Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Fund’s sub-adviser and manages the Fund’s assets on a day-to-day basis under the general supervision of the Adviser and the Board. Organized in 1972, FFTW is registered as an investment adviser with the SEC under the Advisers Act and is a New York corporation that, together with its affiliated companies located in London and Singapore, managed $53.2 billion (including $12.3 billion of advisory assets) as of December 31, 2011, for numerous fixed income clients. FFTW specializes in managing US, international and global fixed income portfolios for institutional clients such as central banks, official institutions, public and corporate employee pension funds, insurance companies, endowments, foundations, hospitals, and commercial banks. FFTW also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. FFTW’s main office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by BNP Paribas Investment Partners USA Holdings Inc., a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation organized under the laws of the Republic of France.

Portfolio Manager

Kenneth O’Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Treasury Money Market Fund. Mr. O’Donnell joined FFTW in 2002 and has over 12 years of investment experience. From 1998 to 2002, Mr. O’Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).

Additional information about Mr. O’Donnell’s compensation, other accounts managed by Mr. O’Donnell, and Mr. O’Donnell’s ownership of securities in the Fund is available in the SAI.

Additional Compensation

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

7

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail;

•	Telephone;

•	Wire; or

•	Direct Deposit.

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Other Policies – Excessive Trading.”

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund’s NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, generally the Fund must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

How the Fund Calculates NAV

NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board.

8

Fair Value Pricing

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases & Automatic Investment Plans

You may open an account with a $1,000 minimum initial investment in the Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP). The Fund may accept investments of smaller amounts in its sole discretion.

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment in the Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing.

The sale price of each share will be the next NAV determined after the Fund receives your request.

Systematic Withdrawal Plan

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Bishop Street Fund in which you own shares. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

Receiving Your Money

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (may be subject to a $15 fee), sent via ACH or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

9

Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Sales of Your Shares

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

The Fund will always give you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Shares

You may exchange Class I Shares of the Fund for Class I Shares of any other Bishop Street Fund on any Business Day by contacting the Fund directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund’s policy on excessive trading, see “Other Policies – Excessive Trading.”

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

10

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

Excessive Trading

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund’s investments, and money market instruments in general, and the Fund’s intended purpose to serve as a short-term investment vehicle for shareholders, the Sub-Adviser has informed the Board that it believes that it would not be in shareholders’ best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Fund.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask you to provide your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund’s NAV next determined.

The Fund reserves the right to close or liquidate your account at the then-current day’s price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears

11

the bank, which may take up to 15 days from the date of your purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that Class I Shares of the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Fund’s shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares

12

sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares its net investment income, if any, daily and distributes its net investment income monthly.

The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund’s net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

13

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of the Fund’s shares for shares of another Bishop Street Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer. Shareholders of the Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

More information about taxes is in the SAI.

14

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund’s Class I Shares. This information is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accounting firm, whose report for the period ended December 31, 2008, along with the Fund’s financial statements, is included in the annual report that accompanies the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

15

For a share outstanding throughout the periods ended December 31,

		Investment Activities				Dividends and Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Investment Activities from Operations	Net Investment Income	Capital Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return †	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Treasury Money Market Fund
2008	$1.00	$0.01	$—	*	$0.01	$(0.01)	$—		$(0.01)	$1.00	1.37%	$79,967	0.43	%(2)	0.87%	1.49%	n/a
2007	1.00	0.04	—		0.04	(0.04)	—	*	(0.04)	1.00	4.49	147,512	0.44		0.88	4.38	n/a
2006	1.00	0.04	—		0.04	(0.04)	—		(0.04)	1.00	4.51	158,364	0.44		0.87	4.39	n/a
2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)	1.00	2.62	223,614	0.44		0.87	2.61	n/a
2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)	1.00	0.91	208,153	0.44		0.84	0.89	n/a

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
*	Amount represents less than $0.01.
(1)	Per share net investment income amount calculated using average shares.
(2)	The Ratio of Expenses to Average Net Assets includes the impact of a yield floor waiver which is included in Shareholder Servicing Fees waivers on the statement of operations. If this expense were not waived, the ratio would have been 0.44% for the fiscal year ended December 31, 2008.

Amounts designated as “—” are either $0 or have been rounded to $0

16

BISHOP STREET FUNDS

Investment Adviser

Bishop Street Capital Management

999 Bishop Street, 28th Floor

Honolulu, Hawaii 96813

Sub-Adviser

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

46th Floor

New York, New York 10166

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

[LOGO]

[BISHOP STREET FUNDS]

[Your Avenue to Sound Investment]

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated             , 2012 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund’s website at www.bishopstreetfunds.com.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund. Investors can receive free copies of the Fund’s most recent Annual and Semi-Annual Reports on the Fund’s website at www.bishopstreetfunds.com.

To Obtain More Information:

By Telephone: Call 1-800-262-9565

By Mail: Write to the Fund

Bishop Street Funds

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

Bishop Street Funds’ Investment Company Act registration number is 811-08572.

Visit us online at www.bishopstreetfunds.com.

[INSERT CODE]

STATEMENT OF ADDITIONAL INFORMATION

BISHOP STREET FUNDS

May 1, 2012

Investment Adviser:

Bishop Street Capital Management

(the “Adviser”)

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Bishop Street Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectuses, each dated May 1, 2012. This SAI relates to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Strategic Growth Fund

Dividend Value Fund

High Grade Income Fund

Hawaii Municipal Bond Fund

Government Money Market Fund

This SAI is incorporated by reference into the Trust’s prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained without charge by calling 1-800-262-9565.

The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2011, are herein incorporated by reference and deemed to be part of this SAI. A copy of the most recent Annual Report is available without charge at www.bishopstreetfunds.com.

BSF-SX-002-1100

THE TRUST

General. Each Fund is a separate series of the Trust, an open-end management investment company. The Trust is organized under Massachusetts law as a voluntary association (commonly known as a business trust) under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (known as shares) and separate classes of shares. Each Fund (except the Hawaii Municipal Bond Fund) is a diversified investment company.

Shareholders may purchase shares in certain Funds through two separate classes, Class A and Class I, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A Shares and the Class I Shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see “Description of Shares” for more information.

Fund	Class I Shares	Class A Shares
Strategic Growth Fund	X
Dividend Value Fund	X
High Grade Income Fund	X
Hawaii Municipal Bond Fund	X	X
Government Money Market Fund	X	X

Voting Rights. Each share held entitles the shareholder of record to one vote and each fractional share is entitled to a proportionate fractional vote. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval, which they may exercise if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

The following information supplements the information about permitted investments set forth in the prospectuses.

Legend

%	— Maximum percentage permissible. All percentages shown are of total assets unless otherwise noted.
✓	— No policy limitation; Fund may be currently using.
*	— Permitted, but not typically used.
-	— Not permitted.

Government Money Market Fund
Traditional Investments
Asset-Backed Securities	✓[1]
Bank Obligations	✓
Commercial Paper	✓[1]
Corporate Debt Obligations	✓[2]
Municipal Securities	✓[3]
Repurchase Agreements	✓
U.S. Government Agency and Treasury Obligations	✓
Zero Coupon Obligations	✓
Variable and Floating Rate Instruments	✓
Yankee Bonds	✓
Investment Practices
Borrowing	33%
Illiquid Securities	5%[4]
Securities Lending	33 1/3%
Standby Commitments	33%
When-Issued Securities	33%

1.	Rated in the highest short-term rating category by S&P or Moody’s, or unrated equivalent.
2.	With remaining maturities of not more than 397 days rated, at the time of investment, in the highest short-term rating category by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or, if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings or, if not a rated security as defined by Rule 2a-7, determined to be of comparable quality.
3.	Rated in one of the two highest rating categories by S&P or Moody’s, or unrated equivalent.
4.	Percentage based on net assets, not total assets.

	Dividend Value Fund	Strategic Growth Fund	Hawaii Municipal Bond Fund	High Grade Income Fund
American Depositary Receipts	20%	*	-	-
Asset-Backed Securities	20%	-	-	35%[1]
Bank Obligations	20%	-	-	35%[1]
Commercial Paper	20%	-	-	35%[1]
Convertible Debt Securities	20%	-	-	-
Convertible Equity Securities	✓	*	-	-
Corporate Debt Obligations	20%	-	20%[2]	✓[1,3]
Equity Securities	✓	✓	-	-
Futures	20%	*	-	-
Investment Company Shares	*	10%	10%	10%
Mortgage-Backed Securities	-	-	-	35%[4]
Municipal Securities	20%	-	✓[5]	20%
Options	20%	*	-	-
Repurchase Agreements	-	*	20%[2]	20%
Restricted Securities	-	15%	15%	15%
Securities of Foreign Issuers	20%	*	-	✓[1]
Supranational Agency Obligations	-	-	-	35%[6]
U.S. Government Agency and Treasury Obligations	20%	-	20%[2]	✓[7]
Variable & Floating Rate Instruments	-	-	✓	✓
Zero Coupon Obligations	-	-	✓	✓

	Dividend Value Fund	Strategic Growth Fund	Hawaii Municipal Bond Fund	High Grade Income Fund
Borrowing	33%	33%	33%	33%
Illiquid Securities	15%[2]	15%[2]	15%[2]	15%[2]
Securities Lending	33 1/3%	33 1/3%	33 1/3%	33 1/3%
Standby Commitments	33%	33%	33%	33%
When-Issued Securities	33%	33%	33%	33%

1.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalents.
2.	Percentage is based on net assets, not total assets.
3.	May invest up to 20% of the Fund’s net assets in securities rated BBB by S&P or BAA by Moody’s, or unrated equivalent.
4.	Rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent including privately issued mortgage-backed securities rated A or higher by S&P or Moody’s, or unrated equivalents.
5.	Shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in investment grade municipal bonds the interest from which is exempt from federal and Hawaii state income taxes.
6.	May not invest more than 20% in obligations not rated in the three highest ratings categories by S&P or Moody’s, or unrated equivalent.
7.	May invest in U.S. Treasury Receipts.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”) are securities typically issued by U.S. financial institutions (depositaries). ADRs represent ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without the participation of the issuer of the underlying security.

ADJUSTABLE RATE MORTGAGE SECURITIES (“ARMs”) are pass-through certificates representing ownership in a pool of adjustable rate mortgages. ARMs make monthly payments based on a pro rata share of interest and principal payments, and prepayments of principal on the pool of underlying mortgages. The adjustable rate feature reduces, but does not eliminate, price fluctuations in this type of mortgage-backed security.

ASSET-BACKED SECURITIES are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be obligations, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

BANK OBLIGATIONS are SHORT-TERM OBLIGATIONS issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, custodial receipts, and time deposits.

COMMERCIAL PAPER is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations, and other entities that have maturities generally from a few days to nine months.

EQUITY SECURITIES represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The

Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FOREIGN SECURITIES—U.S. dollar denominated obligations of foreign issuers may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits and investments in Canadian Commercial Paper, foreign securities and Europaper. American Depositary Receipts have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the Investment Company Act of 1940 (the “1940 Act”) or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES—Securities issued by the Government National Mortgage Association (“GNMA”), a wholly-owned U.S. government corporation, guarantee the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are “passed through” to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

GOVERNMENT PASS-THROUGH SECURITIES are securities issued or guaranteed by an U.S. government agency representing an interest in a pool of mortgage loans. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

ILLIQUID SECURITIES are securities that cannot be sold or disposed of within seven days at approximately the price at which they are being carried on a mutual fund’s books.

INVESTMENT COMPANY SHARES—Shares of other mutual funds that may be purchased by the Funds to the extent consistent with applicable law. Under these rules and regulations of the 1940 Act, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (i) the Fund would own more than 3% of the total voting stock of the company, (ii) securities issued by any one investment company represented more than 5% of the Fund’s assets, or (iii) securities (other than treasury stock) issued by all investment companies would represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders of the Funds would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MORTGAGE-BACKED SECURITIES—Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family properties).

Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. government or any other entity.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

MUNICIPAL SECURITIES—Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

General obligation bonds and revenue bonds are debt instruments issued by states and local governments to raise funds for public works. General obligation bonds are backed by the full faith and credit of the issuing municipality, which means that the municipality commits its full resources to paying bondholders, including general taxation and the ability to raise more funds through credit. The ability to back up bond payments with tax funds is what distinguishes general obligation bonds from revenue bonds, which are repaid solely using the revenue generated by the specific project the bonds are issued to fund.

Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the investment adviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated above. The investment adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The investment adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The investment adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions that the investment adviser believes present minimum credit risks, and the investment adviser will use its best efforts to determine initially and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Special Considerations Relating to Hawaii Municipal Securities

The ability of issuers to pay interest on, and repay principal of, Hawaii municipal securities may be affected by: (1) the general financial condition of the State of Hawaii; (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Hawaii laws and regulations.

Municipal securities, which are payable only from the revenues derived from a particular facility, may be adversely affected by Hawaii laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws that limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific municipal securities the Hawaii Municipal Bond Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.

The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. The IRS also may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes.

General Considerations Relating to State Specific Municipal Securities

With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state’s legislature in regards to the state’s personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state’s municipal securities for investment by a Fund and the value of a Fund’s investments.

OPTIONS—Put and call options for the various securities and indices are traded on national securities exchanges. As consistent with the Strategic Growth Fund’s investment objective, options may be used from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Funds may enter into a “closing transaction”—the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although the Funds may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Funds are permitted to engage in option transactions with respect to securities that are permitted investments and related indices. If the Funds write call options, they will write only covered call options.

OTHER INVESTMENTS—The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company. However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the sub-advisers.

PRIVATE PASS-THROUGH SECURITIES are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Funds, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. The Government Money Market Fund does not invest in repurchase agreements.

RESTRICTED SECURITIES are securities that may not be sold to the public without registration under the Securities Act of 1933 (the “1933 Act”) or an exemption from registration. Permitted investments for the Funds include restricted securities, and the Fund may invest up to 15% (5% for Government Money Market Fund) of its net assets in illiquid securities, subject to the Fund’s investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING—Each of the Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.

STRIPPED MORTGAGE-BACKED SECURITIES (“SMBs”) are usually structured with two classes that receive specified proportions of monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, and the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact of prepayment of principal on the underlying mortgage securities.

SUPRANATIONAL AGENCY OBLIGATIONS are debt obligations established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth until 2012. For the period during which these Agreements were in effect, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

U.S. TREASURY OBLIGATIONS consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Funds’ custodian holds the income from the receipts for the benefit of the receipt owners.

VARIABLE AMOUNT MASTER DEMAND NOTES are debt obligations that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

VARIABLE AND FLOATING RATE INSTRUMENTS involve certain debt obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.

WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Funds’ custodian and the Funds will maintain liquid assets in an amount at least equal in value to the Funds’ commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

YANKEE BONDS are U.S. dollar denominated debt obligations issued in the U.S. by foreign banks and corporations.

ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

INVESTMENT LIMITATIONS

Fundamental Policies

Each Fund’s investment goal and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

A Fund may not:

1.	Invest more than 25% of its assets in any one industry, except that (1) the Government Money Market Fund may do so with respect to U.S. government obligations and U.S. bank obligations, and (2) the Strategic Growth Fund may concentrate in an industry (or group of industries) to approximately the same extent that the sub-adviser’s quantitative models generate a concentration in that industry (or group of industries). This limitation does not apply to the Hawaii Municipal Bond Fund, but the Fund will not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.

2.	Invest more than 5% of its assets in the securities of any one issuer (except for the Hawaii Municipal Bond Fund).

3.	Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund’s net assets (except that this restriction does not apply to the Hawaii Municipal Bond Fund).

4.	Invest in companies for the purpose of exercising control.

5.	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund’s assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

6.	Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements; and (c) each Fund may engage in securities lending.

7.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

8.	Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds (other than the Government Money Market Fund) may invest in companies which invest in real estate, and in commodities contracts.

9.	Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11.	Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.

12.	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13.	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition, the Hawaii Municipal Bond Fund:

14.	Shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.

Non-Fundamental Policies

The following investment limitations are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets (except for the Government Money Market Fund, for which the limit is 5%).

2.	The Dividend Value Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in income producing (dividend paying) equity securities. This non-fundamental policy may be changed by the Fund’s Board upon at least 60 days’ notice to Fund shareholders.

3.	The High Grade Income Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in high-grade U.S. dollar-denominated debt obligations. This non-fundamental policy may be changed by the Fund’s Board upon at least 60 days’ notice to Fund shareholders.

4.	The Government Money Market Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in U.S. Treasury obligations and obligations issued or guaranteed as to principal or interest by agencies or instrumentalities of the U.S. government, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. This non-fundamental policy may be changed by the Fund’s Board upon at least 60 days’ notice to Fund shareholders.

Except with respect to fundamental policy 5 above, the foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

General. Bishop Street Capital Management is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The Adviser is affiliated with two of the sub-advisers, BNPP AM and FFTW (see below), which are also subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in 80 countries. BNP Paribas has three core lines of business that operate independently within the organization: Retail Banking, Corporate and Investment Banking and Investment Solutions. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund’s investment program, subject to the supervision of, and policies established by the Trustees of the Trust. The principal business address of the Adviser is 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813. As of March 31, 2012, the Adviser had approximately $475 million in assets under management.

Advisory Agreement with the Trust. The Trust and First Hawaiian Bank entered into an advisory agreement dated March 31, 1999 (the “Advisory Agreement”). BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9, 1999, the Board of Trustees of the Trust approved Bishop Street Capital Management as the new adviser to the Trust. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Trust under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in a Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code (as defined under “Taxes”).

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.74% of the daily average net assets of each of the Strategic Growth and Dividend Value Funds, 0.55% of the daily average net assets of the High Grade Income Fund, 0.35% of the daily average net assets of the Hawaii Municipal Bond Fund and 0.30% of the daily average net assets of the Government Money Market Fund. Advisory fees are charged separately for each Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets.

For Fiscal Years Ended December 31:

Fund	Advisory Fees Paid by Fund			Advisory Fees Voluntarily Waived by Adviser
	2009	2010	2011	2009	2010	2011
Strategic Growth Fund	$453,710	$395,612	$376,282	$0	$0	$0
Dividend Value Fund	$355,809	$376,294	$411,509	$36,781	$96,816	$54,628
High Grade Income Fund	$688,131	$659,513	$547,573	$181,043	$206,117	$180,890
Hawaii Municipal Bond Fund	$568,685	$587,488	$537,937	$200,526	$233,951	$221,764
Government Money Market Fund	$566,942	$410,915	$323,390	$566,939	$708,734	$233,993

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding the average daily net assets of each Fund through April 30, 2013 as follows:

Strategic Growth Fund (Class I Shares)	1.25%
Dividend Value Fund (Class I Shares)	1.05%
High Grade Income Fund (Class I Shares)	0.76%
Hawaii Municipal Bond Fund (Class I Shares)	0.55%
Hawaii Municipal Bond Fund (Class A Shares)	0.80%
Government Money Market Fund (Class I Shares)	0.50%
Government Money Market Fund (Class A Shares)	0.75%

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and its expense cap to recapture all or a portion of its expense reductions or reimbursements made during the preceding three-year period during which this agreement was in place.

In addition to the expense limitation agreements described above, the Adviser has voluntarily committed to reduce its fees and reimburse expenses in order to keep the Government Money Market Fund’s yield from falling below 0.00%. The Funds’ Administrator and Distributor also may, from time to time, waive a portion of their fees. These fee waivers are voluntary and may be discontinued at any time. With these fee waivers/reimbursements, the Funds’ actual total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expense) were as follows:

Strategic Growth Fund (Class I Shares)	1.16%
Dividend Value Fund (Class I Shares)	1.05%
High Grade Income Fund (Class I Shares)	0.76%
Hawaii Municipal Bond Fund (Class I Shares)	0.55%
Hawaii Municipal Bond Fund (Class A Shares)	0.80%
Government Money Market Fund (Class I Shares)	0.08%
Government Money Market Fund (Class A Shares)	0.08%

THE SUB-ADVISERS

BNP Paribas Asset Management, Inc.

General. BNP Paribas Asset Management, Inc. (“BNPP AM”) serves as the Strategic Growth Fund’s sub-adviser and manages the Fund’s portfolio on a day-to-day basis. BNPP AM selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. BNPP AM is an affiliate of the Adviser and FFTW and a subsidiary of BNP Paribas. BNPP AM is an investment adviser registered as such with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals (“associated persons”, as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SAS (“BNP PAM SAS”). As of December 31, 2011, BNPP AM had approximately $20.94 billion in assets under management of which $3.9 billion were advisory assets.

Sub-Advisory Fees Paid to BNPP AM. The Adviser entered into a sub-advisory agreement with BNPP AM dated July 1, 2002 (the “BNPP AM Sub-Advisory Agreement), relating to the Strategic Growth Fund. Under the BNPP AM Sub-Advisory Agreement, BNPP AM is entitled to fees calculated daily and paid monthly at an annual rate of 0.37% of the Strategic Growth Fund’s average daily net assets (less any waivers). These fees are paid by the Adviser; BNPP AM receives no advisory fees directly from the Fund. For the fiscal years ended December 31, 2009, 2010 and 2011, BNPP AM received sub-advisory fees of $226,855, $198,213 and $188,141, respectively, and waived $0 of those fees.

After the initial two year term, the continuance of the BNPP AM Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the BNPP AM Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Strategic Growth Fund, as defined in the 1940 Act. The BNPP AM Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice by the Adviser or by BNPP AM.

Fischer Francis Trees & Watts, Inc.

General. Fischer Francis Trees & Watts, Inc. (“FFTW”) serves as the Government Money Market Fund’s sub-adviser and manages the Fund’s assets under the supervision of the Adviser and the Board of Trustees. FFTW is directly wholly-owned by BNP Paribas Investment Partners USA Holdings Inc., a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation organized under the laws of the Republic of France. As of December 31, 2011, FFTW and its affiliated companies located in London and Singapore had approximately $53.2 billion in assets under management of which $12.3 billion were advisory assets.

Sub-Advisory Fees Paid to FFTW. The Trust and the Adviser entered into a sub-advisory agreement with FFTW relating to the Government Money Market Fund on April 29, 2005 (the “FFTW Sub-Advisory Agreement”). A new sub-advisory agreement was entered into on December 15, 2006. Under the FFTW Sub-Advisory Agreement, FFTW is entitled to fees calculated daily and paid monthly at an annual rate of 0.060% of the Fund’s aggregate average daily net assets up to $500 million and 0.020% of the Fund’s aggregate average daily net assets in excess of $500 million. These fees are paid by the Adviser; FFTW receives no advisory fees directly from the Fund. For the fiscal years ended December 31, 2009, 2010 and 2011, FFTW received sub-advisory fees of, $136,406, $82,183 and $64,678, respectively, and waived $0 of those fees.

After the initial two year term, the continuance of the FFTW Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the FFTW Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Government Money Market Fund, as defined in the 1940 Act. The FFTW Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.

Columbia Management Investment Advisers, LLC

General. Columbia Management Investment Advisers, LLC (“CMIA”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Dividend Value Fund’s sub-adviser and manages the Fund’s portfolio on a day-to-day basis. CMIA selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. CMIA is an investment adviser registered as such with the SEC under the Advisers Act and is a wholly owned subsidiary of Ameriprise Financial.

Sub-Advisory Fees Paid to CMIA. The Adviser and CMIA are parties to a sub-advisory agreement dated May 24, 2010 under which CMIA provides sub-advisory services to the Dividend Value Fund (the “CMIA Sub-Advisory Agreement”). Under the CMIA Sub-Advisory Agreement, CMIA is entitled to fees calculated daily and paid monthly at the following annual rate: 0.36% on the first $75 million of net assets; 0.35% on the next $75 million of net assets; 0.325% on the next $100 million of net assets; 0.30% on the next $250 million of net assets; and 0.25% on assets over $500 million. These fees are paid by the Adviser; CMIA receives no sub-advisory fees directly from the Fund. For the period from May 1, 2010 through December 31, 2010 and for the fiscal year ended December 31, 2011, CMIA received sub-advisory fees of $122,729 and $200,194 and waived $0 of those fees.

After the initial two year term, the continuance of the CMIA Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the CMIA Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Dividend Value Fund, as defined in the 1940 Act. The CMIA Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser; by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to CMIA; or by CMIA on not less than 30 days’ nor more than 60 days’ written notice to the Adviser. In addition, the CMIA Sub-Advisory Agreement will terminate automatically and immediately in the event of the termination of the Advisory Agreement.

Prior to May 1, 2010, the Dividend Value Fund was sub-advised by Columbia Management Advisors, LLC (“CMA”) pursuant to the terms of a sub-advisory agreement dated January 25, 2010 between the Adviser and CMA. Under the agreement, CMA was entitled to fees calculated daily and paid monthly at the following annual rate: 0.36% on the first $75 million of net assets; 0.35% on the next $75 million of net assets; 0.325% on the next $100 million of net assets; 0.30% on the next $250 million of net assets; and 0.25% on assets over $500 million. These fees were paid by the Adviser; CMA received no sub-advisory fees directly from the Fund. For the period from February 1, 2010 through April 30, 2010, CMA received sub-advisory fees of $44,909 and waived $0 of those fees.

Prior to February 1, 2010, the Dividend Value Fund was sub-advised by Lotsoff Capital Management (“Lotsoff”) pursuant to the terms of a sub-advisory agreement dated October 17, 2005 between the Trust, the Adviser and Lotsoff. Under the agreement, Lotsoff was entitled to fees calculated daily and paid monthly at an annual rate of 0.24% of the aggregate average daily net assets of the Dividend Value Fund up to (but not including) $300 million, 0.225% of the aggregate average daily net assets of the Fund up to (but not including) $1 billion and 0.20% of the aggregate average daily net assets of the Fund in excess of $1 billion. These fees were paid by the Adviser; Lotsoff received no advisory fees directly from the Fund. For the fiscal years ended December 31, 2008, 2009 and for the period from January 1, 2010 through January 31, 2010, Lotsoff received sub-advisory fees of, $199,179, $115,397 and $10,283, respectively, and waived $0 of those fees.

THE PORTFOLIO MANAGERS

This section includes information about each Fund’s portfolio managers including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation

Bishop Street Capital Management. The Adviser compensates each portfolio manager based on his or her performance with respect to management of the Funds. Each portfolio manager’s compensation package consists of a combination of an annual base salary, a discretionary bonus, deferred compensation through the Bank’s 401(k) and Profit Sharing Plan, and in the case of selected employees, an additional discretionary bonus award under the company’s Long-Term Incentive Plan (“LTIP”). The LTIP bonus award is based upon the Bank’s financial performance in accordance with pre-determined criteria. The discretionary bonus award is directly related to the Bank’s profitability; however, bonus amounts paid are purely discretionary.

BNPP AM. A typical remuneration package comprises a base salary and an annual bonus. Independent compensation surveys help us ensure that our salary levels are competitive with those offered by our peers for the same profile and location.

Bonuses are inherently variable, and may range from zero to several hundred percent of base salaries. The most important determinant of the bonus paid to our investment professionals is their technical skill as measured by their contribution to the product’s performance over the last three years. They are also judged on their contribution to the overall enhancement of the product and, finally, on the extent and quality of their involvement in client relationships.

Variable compensation of key investment professionals is based on company performance, market levels and individual performance. Long-term compensation plans are either linked to the BNP Paribas share price or to the growth in value of the BNP Paribas Investment Partners business. Awards under these schemes are subject to a minimum vesting period of three years.

FFTW. FFTW, a member of BNP Paribas Investment Partners1, has a remuneration policy designed to attract, motivate and retain talented personnel in a competitive market. Variable compensation is based on company performance, market bonus levels and on individual performance. Bonuses paid to our investment professionals are determined considering their technical skill as measured by their contribution to the product’s performance. Bonus recommendations are reviewed by both HR and management to ensure that these are significantly differentiated based on individual performance. An entire team’s performance is considered in cases where a collegiate investment process is adopted. Employees whose compensation is over a certain threshold receive part of their bonus in a key contributor’s deferral plan linked to overall BNP Paribas performance. Key investment professionals are also eligible for an additional bonus as part of the Investment Partners Long Term Incentive plan which is linked to their performance. Both plans are designed to retain key performers and link their rewards to firm and Investment Partner performance.

[1]	BNP Paribas Investment Partners is the global brand name for BNP Paribas group’s asset management services.

We continue to investigate ways to make our compensation levels and components a powerful motivator of performance and a significant tool for retention. Market compensation levels and practices are constantly monitored to ensure that we are in line with our competitors. We benchmark our employees on an annual basis using market compensation surveys from McLagan. We also keep in line with trends in compensation levels and components through regular meetings with head-hunters, participation in industry compensation meetings and updates from our external tax and legal advisors, and local HR teams.

CMIA. CMIA’s portfolio managers typically receive all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds (a family of proprietary funds managed by CMIA) in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, CMIA generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks (Russell 1000® Index) and peer groups (Lipper Equity Income Funds Classification), emphasizing the portfolio manager’s three and five year performance. CMIA also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and CMIA’s profitability for the year, which is largely determined by assets under management.

Fund Shares Owned by Portfolio Managers

The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund(s) he or she manages as of the Trust’s most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund Name	Dollar Range of Shares Owned
Bishop Street Capital Management
Jennifer Carias	Hawaii Municipal Bond Fund	None
	High Grade Income Fund	$1 - $10,000

Mike Hirai	High Grade Income Fund	None

Stephanie C. Nomura	Hawaii Municipal Bond Fund	None
	High Grade Income Fund	None

BNPP AM
Hubert Goyé	Strategic Growth Fund	None

FFTW
Kenneth O’Donnell	Government Money Market Fund	None

CMIA
Michael Barclay	Dividend Value Fund	None

Scott L. Davis	Dividend Value Fund	None

Richard E. Dahlberg	Dividend Value Fund	None

David King	Dividend Value Fund	None

Management of Other Accounts

In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts as shown in the tables below. All information is as of the most recently completed fiscal year unless noted otherwise.

Bishop Street Capital Management:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Separate Accounts
	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
Jennifer Carias	0	$0	0	$0	115	$863.4
Mike Hirai	0	$0	0	$0	19	$411.4
Stephanie C. Nomura	0	$0	0	$0	197	$859.8

BNPP AM:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
Hubert Goyé	1	$51	1	$23	8	$4,514

FFTW:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
Kenneth O’Donnell	2	$219	1	$126	21	$6,194

CMIA:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets
Michael Barclay	1	$4.8	0	$0	5	$705,000
Richard E. Dahlberg	1	$4.8	1	$287.1	82	$1.13 billion
Scott L. Davis	1	$4.8	1	$2.871	74	$1.13 billion
David King	7	$5.9	0	$0	15	$20.9 million

Conflicts of Interests

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’

knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust’s principal underwriter, SEI Investments Distribution Co., are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of each Fund.

For Fiscal Years Ended December 31:

Fund	Administrative Fees Paid by Fund			Administrative Fees Voluntarily Waived by Administrator
	2009	2010	2011	2009	2010	2011
Strategic Growth Fund	$122,624	$106,922	$101,698	$49,050	$42,769	$40,679
Dividend Value Fund	$96,165	$101,701	$111,219	$38,466	$40,680	$44,484
High Grade Income Fund	$250,230	$239,823	$199,117	$100,092	$95,929	$79,647
Hawaii Municipal Bond Fund	$324,963	$335,707	$307,393	$211,226	$218,210	$199,805
Government Money Market Fund	$377,961	$273,944	$215,593	$151,184	$109,577	$86,237

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to a distribution agreement dated January 27, 1995 (the “Distribution Agreement”) whereby the Distributor acts as a principal underwriter for the continuous offering of the Funds’ shares on a “best efforts” basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Class A Shares of the Hawaii Municipal Bond Fund and the Government Money Market Fund are offered to the public at the net asset value per share plus any applicable front-end sales charges (the “offering price”). The Distributor collects the sales charges and pays a portion of the sales charges to dealers in accordance with the reallowance schedule below. The remainder of the offering price (i.e., the difference between the offering price and the applicable sales charges) is the amount of the purchaser’s investment in the Fund. The Distributor collected and retained sales charges in the amounts shown for the fiscal periods ended December 31, 2009, 2010 and 2011:

Fund	Dollar Amount of Sales Charges			Dollar Amounts of Sales Charges Retained by SEI Investments
	2009	2010	2011	2009	2010	2011
Hawaii Municipal Bond Fund	$37,234	$0	$0	$0	$0	$0
Government Money Market Fund*	$0	$0	$0	$0	$0	$0

*	Class A Shares of the Government Money Market Fund do not have a front-end sales charge.

With respect to the Hawaii Municipal Bond Fund, depending upon the amount of an investment in Class A Shares, the front-end sales charge reallowed to dealers will vary as follows:

Investment Amount:	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	3.00%
$50,000 but less than $100,000	2.75%
$100,000 but less than $250,000	2.25%
$250,000 but less than $500,000	1.25%
$500,000 but less than $1,000,000	1.00%
$1,000,000 and over	0.00%

Each Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to each Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount it pays to third parties.

For the fiscal year ended December 31, 2011, the Distributor paid the entire amount of fees received under the Service Plan to First Hawaiian Bank for shareholder services that it performed for the Funds’ shareholders.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) for the Class A Shares of the Hawaii Municipal Bond Fund and the Government Money Market Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plan is in the best interests of the shareholders. The Plan is expected to benefit the Funds through growth of assets and enhanced shareholder services. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act), and who have no direct or indirect financial interest in the Plan or in any agreement related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Class A Shares of the Hawaii Municipal Bond Fund and the Government Money Market Fund will pay the Distributor a fee of 0.25% of the average daily net assets of the Shares for distribution-related services. From this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. First Hawaiian Bank, an affiliate of the Adviser and BNPP AM, may act as an Agent and receive payments from the Distributor for shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

For the fiscal year ended December 31, 2011, the Funds’ Class A Shares incurred the following expenses under the Plan:

Fund	Total (As a % of Net Assets)	Total ($ Amount)	Amount Paid To 3rd Parties by the Distributor for Distribution Related Services ($ Amount)	Sales Expenses	Printing Costs	Other Costs
Class A
Hawaii Municipal Bond Fund	0.25%	$58,328	$58,328	n/a	n/a	n/a
Government Money Market Fund	0.25%	$116,896	$116,896	n/a	n/a	n/a

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc. (the “Transfer Agent”), 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Union Bank, N.A. (the “Custodian”), 350 California Street, San Francisco, California 94104, serves as the Funds’ custodian, and is responsible for maintaining the custody of each Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Funds’ independent registered public accounting firm, and is responsible for auditing each Fund’s financial statements.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Trust.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the sub-advisers, the Administrator, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics of the Trust, Adviser, sub-advisers, and Distributor is on file with the SEC and is available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, sub-advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and sub-advisers, as applicable, are responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser and/or any sub-adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, sub-adviser (if applicable), and other service providers such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and sub-advisers, the Board meets with the Adviser and sub-advisers to review such services. Among other things, the Board regularly considers the Adviser’s and/or sub-adviser’s adherence to the Funds’ investment restrictions and compliance with various policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s and/or sub-adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in ETFs, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and sub-adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and sub-advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, sub-advisers, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser and/or sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are ten members of the Board of Trustees, eight of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an Independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In addition, the Board has a member who serves as Lead Independent Trustee. In his role as Lead Independent Trustee, Mr. Sullivan, among other things, presides over board meetings in the absence of the Chairman of the Board of Trustees; presides over executive sessions of the Independent Trustees; along with the Chairman of the Board, oversees the development of agendas for board meetings; facilitates communication between the Independent Trustees and management, and among the Independent Trustees; serves as a key point person for dealings between the Independent Trustees and management; and has such other responsibilities as the Board of Trustees or Independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Interested Trustees*
Robert A. Nesher (8/17/46)	Chairman of the Board of Trustees (since 1998)	SEI employee 1974 to present—currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.	6

Current Directorships

Trustee of The Advisors Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and Adviser Managed Trust. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships

Director of SEI Opportunity Fund, L.P. until 2010.

Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
William M. Doran (5/26/40)	Trustee (since April 2006)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	6

Current Directorships

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and Adviser Managed Trust. Director of SEI Alpha Strategy Portfolios, LP., SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd., and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Independent Trustees
Charles E. Carlbom (8/20/34)	Trustee (since April 2006; previously served as Trustee from 1999 through January 2004)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II. Board Member of Oregon Transfer Co. and O.T. Logistics, Inc.

Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Joseph T. Grause, Jr. (05/28/52)	Trustee (since 2011)	Self Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010. Country Manager—Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

John K. Darr (8/17/44)	Trustee (since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	6

Current Directorships

Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II. Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. (non-profit developer of affordable housing for ownership). Director of Meals on Wheels, Lewes/Rehoboth Beach.

Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Mitchell A. Johnson (3/01/42)	Trustee (since April 2006)	Retired. Private Investor since 1994.	6

Current Directorships

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP., and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Betty L. Krikorian (1/23/43)	Trustee (since April 2006)	Self-Employed Legal and Financial Services Consultant since 2003. Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Counsel (in-house) for State Street Bank from 1995 to 2003.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

Bruce Speca (02/12/56)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011. Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
James M. Storey (4/12/31)	Trustee (since April 2006)	Attorney, Solo Practitioner since 1994.	6

Current Directorships

Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and U.S. Charitable Gift Trust.

Former Directorships

Trustee of SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P. until December 2010.

George J. Sullivan , Jr. (11/13/42)	Trustee (since April 2006)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.	6

Current Directorships

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP, and Adviser Managed Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships

Director of SEI Opportunity Fund, L.P. until 2010.

*	Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Trust’s Distributor.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trust since 1998.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Funds since 2006.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a Senior Vice President, Corporate Finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an investment management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 2006.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Board Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust’s most recently completed fiscal year.

Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher, Interested Trustee, currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust’s most recently completed fiscal year.

Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board’s operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the

Committee at the Trust’s office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of each Fund’s shares as of December 31, 2011. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of each Fund’s share class.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustees
William M. Doran	None	None
Robert A. Nesher	None	None
Independent Trustees
Charles E. Carlbom	None	None
John K. Darr	None	None
Joseph T. Grause, Jr.	None	None
Mitchell A. Johnson	None	None
Betty L. Krikorian	None	None
Bruce Speca	None	None
James M. Storey	None	None
George J. Sullivan	None	None

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

Name of Person and Position	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees [1]
Interested Trustees
William M. Doran	$0	$0	$0	$0
Robert A. Nesher	$0	$0	$0	$0
Independent Trustees
Charles E. Carlbom	$7,633	$0	$0	$7,633
John K. Darr	$7,633	$0	$0	$7,633
Joseph T. Grause, Jr.[2]	$0	$0	$0	$0
Mitchell A. Johnson	$7,633	$0	$0	$7,633
Betty L. Krikorian	$7,633	$0	$0	$7,633
Bruce Speca[2]	$0	$0	$0	$0
James M. Storey	$7,633	$0	$0	$7,633
George J. Sullivan	$7,633	$0	$0	$7,633

[1]	The Trust is the only investment company in the Fund Complex.
[2]	Joined the Board of Trustees on November 17, 2011.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

Name and Date of Birth	Position Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex to be Overseen
Michael Beattie (03/13/65)	President (since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	6

Michael Lawson (10/08/1960)	Treasurer, Controller and Chief Financial Officer (since 2006)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	6

Russell Emery (12/18/1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, February 2003 to March 2006; Senior Investment Analyst—Equity Team, SEI Investments, from March 2000 to February 2003.	6

Timothy D. Barto (03/28/1968)	Vice President and Assistant Secretary (since 2006)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.	6

Dianne M. Sulzbach (07/18/77)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	6

Keri Rohn (8/24/80)	Privacy Officer (since 2009) and AML Officer (since 2011)	Compliance Officer at SEI Investments since 2003.	6

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.

It is currently the Trust’s policy to pay for redemptions in cash. The Trust retains the right, however, to alter this policy so as to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the sub-advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

PRICING/DETERMINATION OF NET ASSET VALUE

General Policy. Fund shares are offered to the public at net asset value per share (plus any applicable sales charges). Net asset value per share is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. The Fund’s valuation policies are based on Section 2(a)(41) of and Rule 2a-4 under the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board of Trustees.

Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees. The Government Money Market Fund’s valuation methodology is based on Rule 2a-7 under the 1940 Act.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust’s Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

Waiver of Sales Charges. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Funds and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (“IRAs”) previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.

These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Funds, and are designed to promote and further support these distribution channels.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the “RIC Mod Act”) which makes certain beneficial changes for “regulated investment companies” under Subchapter M of the Code (“RICs”) and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.

Qualifications as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC, each Fund must distribute at least 90% of its net investment taxable income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, securities of two or more issuers (other than securities of other RICs) if the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar or related trades or business, or securities of one or more qualified publicly traded partnerships.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If these relief provisions are not available to a Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Income Tax Treatment of Dividends and Distributions. A Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Investments by a Fund in zero coupon or other discount securities will result in income to that Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Gains of a Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond.

In certain cases, the Funds will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury, an amount from any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a resident alien).

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Certain distributions from a Fund may qualify as qualified dividend income. Qualified dividend income distributed to any individual is taxable at the lower, long-term capital gains rates. A distribution from a Fund generally qualifies as qualified dividend income to the extent it was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations, including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the long-term capital gains rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012.

Redemptions and Exchanges. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy. Shareholders of the Government Money Market Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.

Federal Excise Tax. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

Other Tax Issues. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds for the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Non-U.S. investors in a Fund may be subject to special U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

State Taxes. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund. Many states grant tax-free status to dividends paid by mutual funds to fund shareholders from interest the fund earned on direct obligations of the U.S. government, subject in some states to certain requirements. Investments in Government National Mortgage Association and Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Additional Considerations for the Hawaii Municipal Bond Fund. The Hawaii Municipal Bond Fund intends to qualify to pay “exempt interest dividends” to its shareholders by satisfying the Internal Revenue Code’s requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from regular federal income tax. As long as this and certain other requirements are met, dividends derived from the Hawaii Municipal Bond Fund’s net tax-exempt interest income will be “exempt interest dividends” that may be excluded from shareholders’ gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral income tax consequences, including alternative minimum tax consequences, as discussed below.

Exempt interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Internal Revenue Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Hawaii Municipal Bond Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Internal Revenue Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Hawaii Municipal Bond Fund, and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

The deduction for interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Hawaii Municipal Bond Fund will be limited for federal income tax purposes to the extent that any portion of such Fund’s distributions consists of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual’s “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Internal Revenue Code.

Any loss on the sale or exchange of shares of the Hawaii Municipal Bond Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Hawaii Municipal Bond Fund. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses, in trade or business, a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Hawaii Municipal Bond Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Internal Revenue Code’s requirements for the payment of exempt interest dividends.

Issuers of bonds purchased by the Hawaii Municipal Bond Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Internal Revenue Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Hawaii Municipal Bond Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional tax benefit from the receipt of exempt-interest dividends.

The state and local tax consequences of an investment in the Hawaii Municipal Bond Fund may differ from the federal consequences described above and shareholders are urged to consult their tax advisers with respect to such consequence.

Hawaii Taxation. The State of Hawaii has specifically adopted Sections 852 and 855 of the Internal Revenue Code for the purposes of calculating the Hawaii Municipal Bond Fund’s taxable income, which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii’s Department of Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders that are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least 50% of the Hawaii Municipal Bond Fund’s assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Hawaii Department of Taxation has confirmed that interest income on obligations issued by the U.S. government and its territories is exempt from State of Hawaii income taxation. While the Hawaii Municipal Bond Fund intends to invest primarily in obligations that produce interest exempt from regular federal and Hawaii state tax, if the Fund invests in obligations that are not exempt for Hawaii income tax purposes, a portion of the Fund’s distribution will be subject to Hawaii income tax.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the advisers believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended December 31, 2009, 2010 and 2011, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2009	2010	2011
Strategic Growth Fund	$23,342	$21,446	$18,403
Dividend Value Fund	$79,725	$27,138	$6,782
High Grade Income Fund	$0	$0	$0
Hawaii Municipal Bond Fund	$0	$0	$0
Government Money Market Fund	$0	$0	$0

Brokerage Selection. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker’s ability to provide “best execution.” The advisers consider a number of factors when selecting brokers, such as the broker’s reputation and level of experience, the broker’s ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker’s familiarity with the market, the broker’s reliability and integrity, the broker’s fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, a Fund’s adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.

Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by a Fund’s adviser under the Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities for clients, provide the adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended December 31, 2011, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or sub-adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2009, 2010 and 2011, the Funds did not pay any aggregate brokerage commissions on portfolio transactions effected through affiliated brokers.

“Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. As of December 31, 2011, the following Funds held securities of the Trust’s “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (000)
Strategic Growth Fund	Citigroup	$8,031
	Nesbitt Burns	$6,849
	JP Morgan	$7,898
	RW Smith	$6,406
	Credit Suisse	$4,651
	Deutsche	$8,883
	Morgan Stanley	$2,072
	RBC Capital	$1,034

Dividend Value Fund	Citigroup	$1,437
	Barclays	$8,862
	JP Morgan	$194
	Credit Suisse	$110
	Deutsche	$516
	Morgan Stanley	$831
	RBC Capital	$133

For the fiscal years ended December 31, 2010 and 2011, the Funds experienced the following portfolio turnover rates:

	Portfolio Turnover Rate
Fund	2010	2011
Strategic Growth Fund	53%	53%
Dividend Value Fund	84%	11%
High Grade Income Fund	39%	52%
Hawaii Municipal Bond Fund	35%	32%

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of series and shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, and includes procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s investment adviser, principal underwriter or any affiliated person of a Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each semi-annual report and annual report to shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. As required, the Government Money Market Fund provides and reports on Form N-MFP a full list of holdings as of the last business day of the previous month on the Fund’s website. Semi-annual and annual reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q and Form N-MFP are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

These reports are also available on the Trust’s website at www.bishopstreetfunds.com. The Trust’s website also provides information about the Trust’s complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar/fiscal quarter (i.e., each March 31, June 30, September 30, and December 31) for each Fund (except for the Government Money Market Fund) and as of the end of each month for the Government Money Market Fund. The information for the Strategic Growth, Dividend Value, High Grade Income and Hawaii Municipal Bond Funds is posted to the website 45 days after the end of each calendar/fiscal quarter. The information for the Government Money Market Fund is posted to the website no earlier than five (5) business days after the end of each month. The information on the Trust’s website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds’ policies and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.

In addition, the Funds’ service providers, such as the sub-advisers, Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust’s prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. With respect to the Strategic Growth Fund, the Adviser has delegated proxy voting responsibility to BNPP AM. With respect to the Dividend Value Fund, the Adviser has delegated proxy voting responsibility to CMIA. With respect to the Government Money Market Fund, the Adviser has delegated proxy voting responsibility to FFTW. The Adviser, BNPP AM, CMIA and FFTW will each vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds’ proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX. A description of the policies and procedures that the Adviser and sub-advisers use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available on Form N-PX (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC’s website at http://www.sec.gov.

5% AND 25% SHAREHOLDERS

A shareholder owning of record or beneficially more than 25% of a particular Fund’s shares may be considered to be a “controlling person” of that Fund. Accordingly, that shareholder’s vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund’s other shareholders. As of April 2, 2012, the following persons were the only persons who were record owners of 5% or more, or more than 25%, of the Fund’s shares.

Fund	Shareholder and Shareholder Address	Number of Shares Owned	Record Ownership of Shares (%)
Strategic Growth Fund— Class I Shares	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	2,192,556.7580	59.10%

	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	1,168,849.7180	31.51%

	Mercer Trust Company TTE FBO BancWest Corporation 401(k) Savings Plan 1 Investors Way Norwood, Massachusetts 02062-1599	264,709.3910	7.14%

Dividend Value Fund— Class I Shares	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	4,083,413.7130	66.91%

	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	1,993,733.8070	32.67%

High Grade Income Fund— Class I Shares	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	3,641,854.6920	40.81%

Fund	Shareholder and Shareholder Address	Number of Shares Owned	Record Ownership of Shares (%)
	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	3,174,686.6800	35.58%

	Mercer Trust Co. Attn: DC Plan Admin Team 1 Investors Way Norwood, Massachusetts 02062-1599	1,559,349.5690	17.47%

Hawaii Municipal Bond Fund—Class I Shares	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	10,096,451.9570	83.35%

	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	674,279.1780	5.57%

Hawaii Municipal Bond Fund— Class A Shares	Pershing LLC P.O. Box 2052 1 Pershing Plaza Jersey City, New Jersey 07303-2052	168,304.8510	7.35%

Government Money Market Fund—Class I Shares	SEI Private Trust Company c/o First Hawaiian Bank Attn: Mutual Funds One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	38,602,188.4500	61.23%

	SEI Private Trust Company c/o First Hawaiian Bank BCM Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	12,793,937.0100	20.29%

	Mercer Trust Company TTE FBO BancWest Corporation 401(k) Savings Plan 1 Investors Way Norwood, Massachusetts 02062-1599	9,009,046.5100	14.29%

Government Money Market Fund—Class A Shares	Pershing LLC As Agent For Its Brokerage Customers Attn: Cash Management Services 1 Pershing Plaza Jersey City, New Jersey 07399-0002	45,930,601.2500	99.78%

FINANCIAL INFORMATION

The Trust’s financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2011 are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report is available without charge at www.bishopstreetfunds.com.

APPENDIX A

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1	This is the highest category by Standard and Poor’s (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1	Issues rated Prime-1 (or supporting institutions) by Moody’s have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. (“Fitch”). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody’s highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization Schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of Payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB—rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s

Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch IBCA

Bonds rated AAA by Fitch IBCA are judged by Fitch IBCA to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch IBCA are judged by Fitch IBCA to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

BISHOP STREET CAPITAL MANAGEMENT

Proxy Voting Policies and Procedures

Policy

Bishop Street Capital Management (“BSCM”), as a matter of policy and as a fiduciary to our clients, is responsible for assuring that portfolio securities are voted in a manner that is consistent with clients’ best interests. Our firm maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policies and practices address the receipt and voting of client proxies, providing clients with information as to how securities have been voted, and maintaining relevant and required records.

For those clients who have retained proxy voting responsibility, BSCM has no authority and will not vote any proxies for those client portfolios.

BSCM has retained RiskMetrics Group, a nationally recognized and independent proxy service, to vote all proxies based on RiskMetrics Group’s recommendations and its underlying voting guidelines and value system. The BSCM Proxy Committee performs an annual review to confirm that the voting guidelines and value system used by RiskMetrics Group to formulate proxy voting recommendations remain consistent with the best interests of BSCM’s clients. The BSCM Proxy Committee also performs an annual review of the RiskMetrics Group Policies, Procedures and Practices Regarding Potential Conflicts of Interest to confirm that RiskMetrics Group remains independent and objective in the formulation of its recommendations according its voting guidelines and value system. All reviews and conclusions will be documented in minutes of the BSCM Proxy Committee and kept in the BSCM Proxy Voting file.

Periodically, the CCO or designate will test proxy votes cast by RiskMetrics Group for compliance with the RiskMetrics Group voting guidelines and value system then in effect. Evidence of the compliance review and results will be noted in the Quarterly BSCM Compliance Checklist kept in the Adviser Compliance Monitor file.

DESCRIPTION OF RISKMETRICS PROXY VOTING POLICY AND PROCEDURES

Proxy voting guidelines are designed to assist in the informed exercise of proxy voting worldwide, taking into account the differing legal, political, and economic systems existing in each country. Core to the development of the proxy voting guidelines are key theoretical underpinnings that include: enhancing shareholder value, mitigating risk, ensuring accountability of directors to shareholders, providing checks and balances, and promoting transparency and engagement. The application of these guidelines varies for different markets, with the basic principles of governance remaining evident in each region’s policies. An understanding of local market structures and practices is essential for making informed voting decisions. The exercise of an institution’s proxy voting rights is a key component in protecting the shareholder franchise.

BNP PARIBAS INVESTMENT PARTNERS2 STATEMENT OF POLICY AND PROCEDURES FOR PROXY VOTING

The Firm shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.

[2]	BNP Paribas Investment Partners is the global brand name for BNP Paribas group’s asset management services, including Fischer Francis Trees & Watts, Inc and BNP Paribas Asset Management, Inc.

The Firm will exercise discretionary voting authority over proxies issued on securities held in client accounts unless voting authority has been reserved explicitly by the client or assigned to another party by the governing account documents. The Firm’s Proxy Voting Guidelines govern its proxy voting activities and which includes the operation of a global Proxy Voting Committee that oversees its global proxy voting activities. This Committee has hired Institutional Shareholder Services (“ISS”) as its voting agent. This Committee has provided ISS with a global proxy voting policy for all portfolios. ISS tracks and receives proxies to which clients are entitled, makes recommendations pursuant to the proxy voting policy provided by the Proxy Voting Committee or, if the ballot item is not addressed by the global proxy voting policy, makes recommendations according to the ISS voting policy.

The Firm’s policy is to follow the recommendations of its global proxy voting policy. However, the Firm’s portfolio managers or analysts may request an override of a Proxy Voting Committee or ISS recommendation if they believe that the recommendation is not in the best interests of the client. In such cases, a process is followed to review and approve a vote other than that recommended by the global proxy voting policy or the ISS voting policy. Based on this process the proxy voting team will execute the votes on the ISS voting platform.

Additionally, there may be instances where the Firm or its personnel are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when the Firm or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company) or a third party that is a proponent of a particular outcome on a proxy issue. In cases where it believes there may be an actual or perceived conflict of interest, additional review and steps may be taken including obtaining the prior approval of Compliance or Legal, obtaining the Proxy Voting Committee review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients.

In many non-U.S. markets, shareholders may be prevented from selling shares within a certain period of time prior to the meeting date (commonly referred to as share blocking). In such cases the Firm compares the benefits to its clients expected to be derived from the voting of blocked shares versus the ability to sell the blocked shares and as a result may choose not to vote the shares. The Firm may also choose not to vote non-US proxies when the actual costs of voting the shares outweigh the perceived client benefit, such as cases where traveling to the country to vote the shares in person is required. Additionally, where clients have implemented securities lending programs, the Firm will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to retrieve the securities prior to record date. The Firm may choose to refrain from calling back such securities when the voting of the proxy is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement.

Although the Firm generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause the Firm to vote differently for different client accounts. Typically, clients do not direct the Firm to vote for a particular solicitation as they authorize the Firm to vote on their behalf within their investment management agreement. Clients may, however, contact the Firm if they request a specific voting decision be made. Clients may obtain information on how the Firm has voted its proxies and/or a copy of the Firm’s complete proxy voting policies and procedures.

Fischer Francis Trees & Watts, Inc. manages only fixed income portfolios which are in the main invested in sovereign, agency or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity investments.

Fischer Francis Trees & Watts, Inc.’s policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where Fischer

Francis Trees & Watts, Inc. acts as a proxy on behalf of its clients in responding to such notices, its policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors.

Compliance Monitoring

Compliance with the above policies and procedures will be monitored as part of the Firm’s current Compliance Monitoring Program.

Proxy Voting Policies and Procedures—Columbia Management Investment Advisers, LLC

(As of April 2011)

General. The policy of Columbia Management Investment Advisers, LLC (CMIA) is to vote all proxies for fund securities in a manner considered by CMIA to be in the best economic interests of its clients, including the funds that it subadvises, without regard to any benefit or detriment to CMIA, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as CMIA determines in its discretion. CMIA endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances CMIA may refrain from voting securities. For instance, CMIA may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions. In addition, CMIA will generally refrain from recalling portfolio securities on loan to vote proxies.

Oversight. The operation of CMIA’s proxy voting policy and procedures is overseen by a committee (the Proxy Voting Committee) composed of representatives of CMIA’s equity investments, equity research, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, CMIA’s proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures.

The Proxy Voting Committee also develops predetermined voting guidelines used to vote securities. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. The Proxy Voting Committee may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. CMIA may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including one or more third-party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.

Addressing Conflicts of Interest. CMIA seeks to address potential material conflicts of interest by having predetermined voting guidelines. In addition, if CMIA determines that a material conflict of interest exists, CMIA will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be CMIA’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be CMIA’s proxy voting administrator or research provider); and (iii) in unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to CMIA’s clients so that they may vote the proxies directly. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Proxy Voting Agents. CMIA has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. CMIA has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.

Proxy Voting Guidelines—Effective January 24, 2011. Set forth below are guidelines adopted and used by CMIA (the Adviser, We, Us or Our) in voting proxies (the Guidelines). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Adviser may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Adviser generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Adviser generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence—A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance—A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding—A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership—A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair—A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence—A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship—A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance—A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Adviser will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Adviser will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Adviser will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Adviser uses to evaluate nominees.

Shareholder Nominations for Director—Special Criteria

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Adviser generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair/Lead Director

The Adviser generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Removal of Directors

The Adviser generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Adviser will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Adviser generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Adviser generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Adviser generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Adviser generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Adviser generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Adviser will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Adviser will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Adviser generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Adviser will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Vote Unmarked Proxies

The Adviser generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Adviser generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Adviser will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Adviser will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Adviser generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Adviser supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Adviser generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Adviser will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Adviser will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Adviser generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Approve or Amend Employee Stock Purchase Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Adviser generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Adviser generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Adviser generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Adviser will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Adviser generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Adviser generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Adviser generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Adviser will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Adviser generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Approve or Amend Deferred Compensation Plans for Directors

The Adviser generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Adviser generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Adviser will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock—Increase in Authorized Shares or Classes

The Adviser will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Adviser will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Adviser also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock—Decrease in Authorized Shares or Classes

The Adviser generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock—Change in Par Value

The Adviser generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Adviser generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Adviser generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Adviser will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Adviser will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Adviser generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Adviser generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Recapitalization

The Adviser generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Adviser generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Adviser will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Adviser will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Adviser will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Adviser will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Adviser will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Adviser generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Adviser will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Adviser generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Adviser generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Adviser generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Adviser generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Auditors

Ratify or Appoint Auditors

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Adviser will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Adviser will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Adviser generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Adviser generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Adviser generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Adviser generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.).

Executive Compensation Report

The Adviser generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Pay Equity

The Adviser will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues—Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Adviser generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Adviser generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Adviser generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues—General Corporate Governance

Digitalization of Certificates

The Adviser generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Adviser generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Adviser generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Adviser generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Adviser generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Authorize Board to Ratify and Execute Approved Resolutions

The Adviser generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Adviser generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Adviser generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Adviser generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Adviser will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Adviser generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Adviser generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Adviser generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues—Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Adviser generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues—Business Entity, Capitalization

Set or Approve the Dividend

The Adviser generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Approve Allocation of Income and Dividends

The Adviser generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Adviser generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Adviser generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Adviser generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Adviser generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Adviser generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Adviser generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Adviser generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Adviser generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Adviser generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Adviser generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Adviser generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Authority to Allot Shares for Cash

The Adviser generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues—Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Adviser will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues—Auditors

Approve Special Auditors’ Report

The Adviser generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Adviser generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues—Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Adviser generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

STATEMENT OF ADDITIONAL INFORMATION

BISHOP STREET FUNDS

            , 2012

Investment Adviser:

Bishop Street Capital Management

(the “Adviser”)

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Bishop Street Funds (the “Trust”) and should be read in conjunction with the prospectus dated             , 2012 (the “Prospectus”). This SAI relates to Class I Shares of the following series of the Trust (the “Fund”):

Treasury Money Market Fund

This SAI is incorporated by reference into the Fund’s Prospectus. Capitalized terms not defined herein are defined in the Prospectus. A Prospectus may be obtained without charge by calling 1-800-262-9565.

The Trust’s financial statements and notes thereto contained in the Annual Report for the Fund for the fiscal year ended December 31, 2008, are herein incorporated by reference and deemed to be part of this SAI. A copy of the 2009 Annual Report is available without charge at www.bishopstreefunds.com.

THE TRUST

General. The Fund is a separate series of the Trust, an open-end management investment company. The Trust is organized under Massachusetts law as a voluntary association (commonly known as a business trust) under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (known as shares) and separate classes of shares. The Fund is a diversified investment company.

Voting Rights. Each share held entitles the shareholder of record to one vote and each fractional share is entitled to a proportionate fractional vote. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval, which they may exercise if the Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

The following information supplements the information about permitted investments set forth in the Prospectus.

Legend

%	- Maximum percentage permissible. All percentages shown are of total assets unless otherwise noted.

✓	- No policy limitation; Fund may be currently using.

*	- Permitted, but not typically used.

-	- Not permitted.

Treasury Money Market Fund
Traditional Investments
Asset-Backed Securities	—
Bank Obligations	—
Commercial Paper	—
Corporate Debt Obligations	—
Municipal Securities	—
Repurchase Agreements	✓	[1]
U.S. Government Agency and Treasury Obligations	✓	[2]
Zero Coupon Obligations	✓	[2]
Variable and Floating Rate Instruments	—
Yankee Bonds	—
Investment Practices
Borrowing	33%
Illiquid Securities	5%[3]

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Treasury Money Market Fund
Securities Lending	33 1/3%
Standby Commitments	33%
When-Issued Securities	33%

1.	Limited to repurchase agreements involving U.S. Treasury Obligations.
2.	Limited to U.S. Treasury Obligations.
3.	Percentage based on net assets, not total assets.

ILLIQUID SECURITIES are securities that cannot be sold or disposed of within seven days at approximately the price at which they are being carried on a mutual fund’s books.

REPURCHASE AGREEMENTS are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. Repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Fund, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate.

SECURITIES LENDING - The Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of its total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.

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U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth until 2012. For the period during which these Agreements were in effect, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

U.S. TREASURY OBLIGATIONS consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Fund’s custodian holds the income from the receipts for the benefit of the receipt owners.

WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

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Segregated accounts will be established with the Fund’s custodian and the Fund will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

INVESTMENT LIMITATIONS

Fundamental Policies

The Fund’s investment goal and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Invest more than 25% of its assets in any one industry, except that the Fund may do so with respect to U.S. government obligations and U.S. bank obligations.

2.	Invest more than 5% of its assets in the securities of any one issuer.

3.	Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund’s net assets.

4.	Invest in companies for the purpose of exercising control.

5.	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

6.	Make loans, except that (a) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) the Fund may enter into repurchase agreements; and (c) the Fund may engage in securities lending.

7.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

8.	Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

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9.	Make short sales of securities or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

10.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11.	Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.

12.	Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

13.	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

Non-Fundamental Policies

The following investment limitations are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 5% of the Fund’s net assets.

2.	The Fund shall invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in U.S. Treasury obligations (including repurchase agreements fully-collateralized by U.S. Treasury obligators). This non-fundamental policy may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to Fund shareholders.

Except with respect to fundamental policy 5 above, the foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

General. Bishop Street Capital Management is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The Adviser is affiliated with two of the sub-advisers, BNPP AM and FFTW (see below), which are also subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in 80 countries. BNP Paribas has three core lines of business that operate independently within the organization: Retail Banking, Corporate and Investment Banking and Investment Solutions. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund’s investment program, subject to the supervision of, and policies established by the Trustees of the Trust. The principal business address of the Adviser is 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813. As of March 31, 2012, the Adviser had approximately $475 million in assets under management.

Advisory Agreement with the Trust. The Trust and First Hawaiian Bank entered into an advisory agreement dated March 31, 1999 (the “Advisory Agreement”) BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9,

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1999, the Board of Trustees of the Trust approved Bishop Street Capital Management as the new adviser to the Trust. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Trust under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of the Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in the Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code (as defined under “Taxes”).

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Fund, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.30% of the daily average net assets of the Fund. Advisory fees are charged separately for the Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets. For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid the Adviser the following advisory fees:

For Fiscal Years Ended December 31:

Fund	Advisory Fees Paid by Fund				Advisory Fees Voluntarily Waived by Adviser
	2007	2008	2009		2007	2008	2009
Treasury Money Market Fund	$484,924	$385,289	$109,008	*	$324,060	$249,020	$89,785	*

*	The Fund was liquidated on July 31, 2009.

THE SUB-ADVISER

Fischer Francis Trees & Watts, Inc.

General. Fischer Francis Trees & Watts, Inc. (“FFTW”) serves as Sub-Adviser and manages the Fund’s assets under the supervision of the Adviser and the Board of Trustees. FFTW is directly wholly-owned by BNP Paribas Investment Partners USA Holdings Inc., a New York corporation, which in-turn is indirectly wholly-owned by BNP Paribas, a publicly owned banking corporation organized under the laws of the Republic of France. As of December 31, 2011, FFTW and its affiliated companies located in London and Singapore had approximately $53.2 billion in assets under management of which $12.3 billion were advisory assets.

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Sub-Advisory Fees Paid to FFTW. The Trust and the Adviser entered into a sub-advisory agreement with FFTW relating to the Fund on April 29, 2005 (the “FFTW Sub-Advisory Agreement”). A new sub-advisory agreement was entered into on December 15, 2006. Under the FFTW Sub-Advisory Agreement, FFTW is entitled to fees calculated daily and paid monthly at an annual rate of 0.060% of the aggregate average daily net assets of the Fund up to $500 million and 0.020% of the aggregate average daily net assets of the Fund in excess of $500 million. These fees are paid by the Adviser; FFTW receives no advisory fees directly from the Fund. For the fiscal years ended December 31, 2007, 2008 and 2009 the Adviser paid FFTW the following sub-advisory fees:

For Fiscal Years Ended December 31:

	Sub-Advisory Fees Paid by Adviser			Sub-Advisory Fees Waived by Wellington/FFTW
Fund	2007	2008	2009*	2007	2008	2009
Treasury Money Market Fund	$96,985	$77,058	$29,652	$0	$0	$0	*

*	The Fund was liquidated on July 31, 2009.

After the initial two year term, the continuance of the FFTW Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the FFTW Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Fund, as defined in the 1940 Act. The FFTW Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.

THE PORTFOLIO MANAGER

This section includes information about the Fund’s portfolio manager, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation

FFTW. FFTW, a member of BNP Paribas Investment Partners1, has a remuneration policy designed to attract, motivate and retain talented personnel in a competitive market. Variable compensation is based on company performance, market bonus levels and on individual performance. Bonuses paid to our investment professionals are determined considering their technical skill as measured by their contribution to the product’s performance. Bonus recommendations are reviewed by both HR and management to ensure that these are significantly differentiated based on individual performance. An entire team’s performance is considered in cases where a collegiate investment process is adopted.

[1]	BNP Paribas Investment Partners is the global brand name for BNP Paribas group’s asset management services.

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Employees whose compensation is over a certain threshold receive part of their bonus in a key contributor’s deferral plan linked to overall BNP Paribas performance. Key investment professionals are also eligible for an additional bonus as part of the Investment Partners Long Term Incentive plan which is linked to their performance. Both plans are designed to retain key performers and link their rewards to firm and Investment Partner performance.

We continue to investigate ways to make our compensation levels and components a powerful motivator of performance and a significant tool for retention. Market compensation levels and practices are constantly monitored to ensure that we are in line with our competitors. We benchmark our employees on an annual basis using market compensation surveys from McLagan. We also keep in line with trends in compensation levels and components through regular meetings with head-hunters, participation in industry compensation meetings and updates from our external tax and legal advisors, and local HR teams.

Fund Shares Owned by Portfolio Manager

The following table shows the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the Trust’s most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund Name	Dollar Range of Shares Owned
FFTW
Kenneth O’Donnell	Treasury Securities Money Market Fund	None

Management of Other Accounts

In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts as shown in the tables below. All information is as of the most recently completed fiscal year.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
Kenneth O’Donnell	2	$219	1	$126	21	$6,194

Conflicts of Interests

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust’s principal underwriter, SEI Investments Distribution Co., are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Fund.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of the Fund. For the fiscal years ended December 31, 2006, 2007 and 2008, the Fund paid the Administrator the following administration fees:

For Fiscal Years Ended December 31:

Fund	Administrative Fees Paid by Fund				Administrative Fees Voluntarily Waived by Administrator
	2007	2008	2009		2007	2008	2009
Treasury Money Market Fund	$323,283	$256,860	$68,631	*	$137,502	$104,049	$33,491	*

*	The Fund was liquidated on July 31, 2009.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to a distribution agreement dated January 27, 1995 (the “Distribution Agreement”) whereby the Distributor acts as a principal underwriter for the continuous offering of the Fund’s shares on a “best efforts” basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is

9

defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount it pays to third parties.

For the period from January 1, 2009 through July 31, 2009, the Distributor paid the entire amount of fees received under the Service Plan to First Hawaiian Bank for shareholder services that it performed for the Fund’s shareholders.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

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Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc. (the “Transfer Agent”), 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Union Bank, N.A. (the “Custodian”), 350 California Street, San Francisco, California 94104, serves as the Fund’s custodian, and is responsible for maintaining the custody of the Fund’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Trust’s independent registered public accounting firm, and is responsible for auditing the Trust’s financial statements.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Trust.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, FFTW, the Administrator, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics of the Trust, Adviser, FFTW, and Distributor is on file with the SEC and is available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk

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management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Sub-Adviser, as applicable, are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser and/or any sub-adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser, sub-adviser (if applicable), and other service providers such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Adviser’s and Sub-Adviser’s use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in ETFs, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the Adviser, Sub-Adviser, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and Sub-Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are ten members of the Board of Trustees, eight of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an Independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In addition, the Board has a member who serves as Lead Independent Trustee. In his role as Lead Independent Trustee, Mr. Sullivan, among other things, presides over board meetings in the absence of the Chairman of the Board of Trustees; presides over executive sessions of the Independent Trustees; along with the Chairman of the Board, oversees the development of agendas for board meetings; facilitates communication between the Independent Trustees and management, and among the Independent Trustees; serves as a key point person for dealings between the Independent Trustees and management; and has such other responsibilities as the Board of Trustees or Independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Interested Trustees*
Robert A. Nesher (8/17/46)	Chairman of the Board of Trustees (since 1998)	SEI employee 1974 to present – currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.	6

Current Directorships

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and Adviser Managed Trust. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships

Director of SEI Opportunity Fund, L.P. until 2010.

William M. Doran (5/26/40)	Trustee (since April 2006)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	6

Current Directorships

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and Adviser Managed Trust. Director of SEI Alpha Strategy Portfolios, LP., SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea

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Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
				Co., Ltd., SEI Global Nominee Ltd., and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Independent Trustees
Charles E. Carlbom (8/20/34)	Trustee (since April 2006; previously served as Trustee from 1999 through January 2004)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II. Board Member of Oregon Transfer Co. and O.T. Logistics, Inc.

Joseph T. Grause, Jr. (05/28/52)	Trustee (since 2011)	Self Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

John K. Darr (8/17/44)	Trustee (since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	6

Current Directorships

Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II. Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. (non-profit developer of affordable housing for ownership). Director of Meals on Wheels, Lewes/Rehoboth Beach.

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Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Mitchell A. Johnson (3/01/42)	Trustee (since April 2006)	Retired. Private Investor since 1994.	6

Current Directorships

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP., and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Betty L. Krikorian (1/23/43)	Trustee (since April 2006)	Self-Employed Legal and Financial Services Consultant since 2003. Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Counsel (in-house) for State Street Bank from 1995 to 2003.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

Bruce Speca (02/12/56)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	6	Current Directorships Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

James M. Storey (4/12/31)	Trustee (since April 2006)	Attorney, Solo Practitioner since 1994.	6

Current Directorships

Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and U.S. Charitable Gift Trust.

Former Directorships

Trustee of SEI Daily Income Trust, SEI Institutional International Trust,

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Name and Date of Birth	Position(s) Held with the Trust and Length of Term	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
				SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P. until December 2010.

George J. Sullivan, Jr. (11/13/42)	Trustee (since April 2006)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.	6

Current Directorships

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP, and Adviser Managed Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships

Director of SEI Opportunity Fund, L.P. until 2010.

*	Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Trust’s Distributor.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Trust since 1998.

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The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Fund since 2006.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a Senior Vice President, Corporate Finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an investment management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2006.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 2006.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

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Board Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust’s most recently completed fiscal year.

Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher, Interested Trustee, currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust’s most recently completed fiscal year.

Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board’s operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of the Fund’s shares as of December 31, 2011. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustees
William M. Doran	None	None
Robert A. Nesher	None	None
Independent Trustees
Charles E. Carlbom	None	None
John K. Darr	None	None
Joseph T. Grause, Jr.	None	None
Mitchell A. Johnson	None	None
Betty L. Krikorian	None	None
Bruce Speca	None	None
James M. Storey	None	None
George J. Sullivan	None	None

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

Name of Person and Position	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees [1]
Interested Trustees
William M. Doran	$0	$0	$0	$0
Robert A. Nesher	$0	$0	$0	$0
Independent Trustees
Charles E. Carlbom	$7,633	$0	$0	$7,633
John K. Darr	$7,633	$0	$0	$7,633
Joseph T. Grause, Jr.[2]	$0	$0	$0	$0
Mitchell A. Johnson	$7,633	$0	$0	$7,633
Betty L. Krikorian	$7,633	$0	$0	$7,633
Bruce Speca[2]	$0	$0	$0	$0
James M. Storey	$7,633	$0	$0	$7,633
George J. Sullivan	$7,633	$0	$0	$7,633

1	The Trust is the only investment company in the Fund Complex.
2	Joined the Board of Trustees on November 17, 2011.

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Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

Name and Date of Birth	Position Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex to be Overseen
Michael Beattie (03/13/65)	President (since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	6

Michael Lawson (10/08/1960)	Treasurer, Controller and Chief Financial Officer (since 2006)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	6

Russell Emery (12/18/1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, February 2003 to March 2006; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.	6

Timothy D. Barto (03/28/1968)	Vice President and Assistant Secretary (since 2006)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.	6

Dianne M. Sulzbach (07/18/77)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	6

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Name and Date of Birth	Position Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex to be Overseen
Keri Rohn (8/24/80)	Privacy Officer (since 2009) and AML Officer (since 2011)	Compliance Officer at SEI Investments since 2003.	6

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.

It is currently the Trust’s policy to pay for redemptions in cash. The Trust retains the right, however, to alter this policy so as to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the sub-advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

PRICING/DETERMINATION OF NET ASSET VALUE

General Policy. Fund shares are offered to the public at net asset value per share (plus any applicable sales charges). Net asset value per share is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. The Fund’s valuation policies are based on Section 2(a)(41) of and Rule 2a-4 under the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

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Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board of Trustees.

Money Market Securities and Other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust’s Board of Trustees. The Fund’s valuation methodology is based on Rule 2a-7 under the 1940 Act.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust’s Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

Waiver of Sales Charges. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Fund and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (“IRAs”) previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.

These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Fund, and are designed to promote and further support these distribution channels.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and the regulations issued thereunder

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as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the “RIC Mod Act”) which makes certain beneficial changes for “regulated investment companies” under Subchapter M of the Code (“RICs”) and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts certain RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of income and gains.

Qualifications as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC it will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment taxable income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, securities of two or more issuers (other than securities of other RICs) if the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar or related trades or business, or securities of one or more qualified publicly traded partnerships.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at

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regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by the Fund indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for the Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Income Tax Treatment of Dividends and Distributions. The Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The Fund does not expect to distribute any qualified dividend income. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

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In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury, an amount from any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a resident alien).

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Certain distributions from the Fund may qualify as qualified dividend income. Qualified dividend income distributed to any individual is taxable at the lower, long-term capital gains rates. A distribution from the Fund generally qualifies as qualified dividend income to the extent it was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations, including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the long-term capital gains rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012.

Redemptions and Exchanges. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy. Notwithstanding the foregoing, shareholders of the Fund should be aware that because the Fund expects to maintain a stable $1.00 NAV, they should not expect to realize any gain or loss on the sale or exchange of Fund shares.

Federal Excise Tax. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

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For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds for the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. investors in the Fund may be subject to special U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.

State Taxes. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund. Many states grant tax-free status to dividends paid by mutual funds to fund shareholders from interest the fund earned on direct obligations of the U.S. government, subject in some states to certain requirements. Investments in Government National Mortgage Association and Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

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For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2007	2008	2009
Treasury Money Market Fund	$0	$0	$0	*

*	The Fund was liquidated on July 31, 2009.

Brokerage Selection. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker’s ability to provide “best execution.” The advisers consider a number of factors when selecting brokers, such as the broker’s reputation and level of experience, the broker’s ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker’s familiarity with the market, the broker’s reliability and integrity, the broker’s fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, the Fund’s adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.

Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by the Fund’s adviser under the Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.

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In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities for clients, provide the adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the period from January 1, 2009 through July 31, 2009, the Fund did not pay any commissions were on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or sub-adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund did not pay any aggregate brokerage commissions on portfolio transactions effected through affiliated brokers.

“Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of series and shares. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund. Each

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share upon liquidation entitles a shareholder to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued.

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and includes procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund discloses a complete schedule of investments in each semi-annual report and annual report to shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. As required, the Fund provides and reports on Form N-MFP a full list of holdings as of the last business day of the previous month on the Fund’s website. Semi-annual and annual reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q and Form N-MFP are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

These reports are also available on the Trust’s website at www.bishopstreetfunds.com. The Trust’s website also provides information about the Trust’s complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of each month for the Fund. The information for the Fund is posted to the website no earlier than five (5) business days after the end of each month. The information on the Trust’s website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor’s and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund’s policies and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

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No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund’s portfolio holdings information.

In addition, the Fund’s service providers, such as the Sub-Advisers, Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of the Fund or class will vote separately on matters pertaining solely to the Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser has, in turn, delegated this responsibility to FFTW. FFTW will vote proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available on Form N-PX (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC’s website at http://www.sec.gov.

5% AND 25% SHAREHOLDERS

A shareholder owning of record or beneficially more than 25% of the Fund’s shares may be considered to be a “controlling person” of the Fund. Accordingly, that shareholder’s vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund’s other shareholders. Because the Fund was not operational as of the date of this SAI, as of April 2, 2012, the Fund did not have any persons to report who were record owners of 5% or more, or more than 25%, of the Fund’s shares.

FINANCIAL INFORMATION

The Trust’s financial statements and notes thereto contained in the Annual Report for the Fund for the fiscal year ended December 31, 2009 are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report is available without charge at www.bishopstreetfunds.com.

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APPENDIX - A

POLICIES AND PROCEDURES

PROXY VOTING

A-1

BNP PARIBAS INVESTMENT PARTNERS2 STATEMENT OF POLICY AND PROCEDURES FOR PROXY VOTING

The Firm shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.

The Firm will exercise discretionary voting authority over proxies issued on securities held in client accounts unless voting authority has been reserved explicitly by the client or assigned to another party by the governing account documents. The Firm’s Proxy Voting Guidelines govern its proxy voting activities and which includes the operation of a global Proxy Voting Committee that oversees its global proxy voting activities. This Committee has hired Institutional Shareholder Services (“ISS”) as its voting agent. This Committee has provided ISS with a global proxy voting policy for all portfolios. ISS tracks and receives proxies to which clients are entitled, makes recommendations pursuant to the proxy voting policy provided by the Proxy Voting Committee or, if the ballot item is not addressed by the global proxy voting policy, makes recommendations according to the ISS voting policy.

The Firm’s policy is to follow the recommendations of its global proxy voting policy. However, the Firm’s portfolio managers or analysts may request an override of a Proxy Voting Committee or ISS recommendation if they believe that the recommendation is not in the best interests of the client. In such cases, a process is followed to review and approve a vote other than that recommended by the global proxy voting policy or the ISS voting policy. Based on this process the proxy voting team will execute the votes on the ISS voting platform.

Additionally, there may be instances where the Firm or its personnel are subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, due to personal or familial relationships of personnel or when the Firm or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of a company) or a third party that is a proponent of a particular outcome on a proxy issue. In cases where it believes there may be an actual or perceived conflict of interest, additional review and steps may be taken including obtaining the prior approval of Compliance or Legal, obtaining the Proxy Voting Committee review or approval, deferring to the voting recommendation of a third party, voting pursuant to client direction (following disclosure of the conflict), abstaining from voting, voting reflectively (in the same proportion and manner as other shareholders) or taking such other action as necessary to protect the interests of clients.

In many non-U.S. markets, shareholders may be prevented from selling shares within a certain period of time prior to the meeting date (commonly referred to as share blocking). In such cases the Firm compares the benefits to its clients expected to be derived from the voting of blocked shares versus the ability to sell the blocked shares and as a result may choose not to vote the shares. The Firm may also choose not to vote non-US proxies when the actual costs of voting the shares outweigh the perceived client benefit, such as cases where traveling to the country to vote the shares in person is required. Additionally, where clients have implemented securities lending programs, the Firm will be unable to vote proxies for securities on loan unless it issues instructions to the client custodian to retrieve the securities prior to record date. The Firm may choose to refrain from calling back such securities when the voting of the proxy is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement.

Although the Firm generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause the Firm to vote differently for different client accounts. Typically, clients do not direct the Firm to vote for a particular solicitation as they authorize the Firm to vote on their

[2]	BNP Paribas Investment Partners is the global brand name for BNP Paribas group’s asset management services, including Fischer Francis Trees & Watts, Inc and BNP Paribas Asset Management, Inc.

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behalf within their investment management agreement. Clients may, however, contact the Firm if they request a specific voting decision be made. Clients may obtain information on how the Firm has voted its proxies and/or a copy of the Firm’s complete proxy voting policies and procedures.

Fischer Francis Trees & Watts, Inc. manages only fixed income portfolios which are in the main invested in sovereign, agency or high quality corporate debt. These securities do not typically convey voting rights to the holder and the occurrence of corporate governance notices for these types of investments is considerably less than that encountered for equity investments. Fischer Francis Trees & Watts, Inc.’s policy is to act upon any corporate governance notices received in accordance with any specific client instructions that may be in place. Notwithstanding this policy, where Fischer Francis Trees & Watts, Inc. acts as a proxy on behalf of its clients in responding to such notices, its policy is to exercise the proxy vote in the best interests of the client taking into consideration all relevant factors.

Compliance Monitoring

Compliance with the above policies and procedures will be monitored as part of the Firm’s current Compliance Monitoring Program.

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BISHOP STREET FUNDS

PART C: OTHER INFORMATION

Item 28. Exhibits:

(a)(1)	Agreement and Declaration of Trust of Bishop Street Funds (the “Trust” or the “Registrant”) dated May 25, 1994 is incorporated herein by reference to Exhibit B1 of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(a)(2)	Amended and Restated Agreement and Declaration of Trust of the Registrant dated September 1, 1994 is incorporated herein by reference to Exhibit B1(a) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(b)(1)	By-Laws of the Registrant are incorporated herein by reference to Exhibit B2 of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

(b)(2)	Amended By-Laws of the Registrant are incorporated herein by reference to Exhibit B2(a) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0001047469-98-007820 on February 26, 1998.

(b)(3)	Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit (b)(3) of Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000950123-10-019338 on March 1, 2010.

(b)(4)	Seconded Amended and Restated By-Laws of the Registrant are filed herewith.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement dated March 31, 1999 between the Registrant and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0001047469-99-017444 on April 30, 1999.

(d)(2)	Assignment and Assumption Agreement dated February 22, 2000 between First Hawaiian Bank and Bishop Street Capital Management is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-00-000577 on May 1, 2000.

(d)(3)	Consent to Assignment and Assumption dated February 22, 2000 between the Registrant and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-00-000577 on May 1, 2000.

(d)(4)	Schedule A as last amended August 7, 2007 to the Investment Advisory Agreement dated March 31, 1999 between the Registrant and Bishop Street Capital Management is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-07-003107 on September 14, 2007.

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(d)(5)	Investment Sub-Advisory Agreement dated July 1, 2002 between Bishop Street Capital Management and BNP Paribus Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-02-001099 on August 29, 2002.

(d)(6)	Investment Sub-Advisory Agreement dated December 15, 2006 between the Registrant, Bishop Street Capital Management and Fischer Francis Trees & Watts, Inc. is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-07-001562 on April 30, 2007.

(d)(7)	Sub-Advisory Agreement dated May 24, 2010 between Bishop Street Capital Management and Columbia Management Investment Advisers, LLC is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000950123-11-042001 on April 29, 2011.

(d)(8)	Expense Limitation Agreement dated April 30, 2010 between the Registrant and Bishop Street Capital Management is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000950123-10-042077 on April 30, 2010.

(e)(1)	Amended and Restated Distribution Agreement dated February 21, 2007 between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with SEC via EDGAR Accession No. 0000893220-07-001562 on April 30, 2007.

(e)(2)	Amendment No. 1 to the Amended and Restated Distribution Agreement dated February 21, 2007 between the Registrant and SEI Investments Distribution Co. to be filed by amendment.

(e)(3)	SEI Investments Distribution Co. Sub-Distribution and Servicing Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-09-000426 on February 27, 2009.

(f)	Not Applicable.

(g)(1)	Mutual Fund Custodian Agreement dated August 4, 2000 between the Registrant and Union Bank of California, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with SEC via EDGAR Accession No. 0000893220-04-000847 on April 29, 2004.

(g)(2)	Letter Agreement dated July 1, 2002 between the Registrant and Union Bank of California, N.A., supplementing the Mutual Fund Custodian Agreement dated August 4, 2000, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with SEC via EDGAR Accession No. 0000893220-04-000847 on April 29, 2004.

(h)(1)	Administration Agreement dated January 27, 1995 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to Exhibit B9(a) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000912057-96-003560 on February 29, 1996.

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(h)(2)	Consent to Assignment and Assumption of the Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) to SEI Fund Resources is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000912057-97-014754 on April 30, 1997.

(h)(3)	Amendment No. 1 dated May 10, 2001 to the Consent to Assignment and Assumption between the Registrant and SEI Financial Management Corporation dated June 1, 1996 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with SEC via EDGAR Accession No. 0000893220-02-000518 on April 26, 2002.

(h)(4)	Schedule dated April 28, 2006 to the Administration Agreement dated January 27, 1995 between the Registrant and SEI Financial Management Corporation (now SEI Investments Global Funds Services) is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with SEC via EDGAR Accession No. 0000893220-06-000980 on May 1, 2006.

(h)(5)	Agency Agreement dated August 13, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-06-000980 on May 1, 2006.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP, is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Distribution (12b-1) Plan (Class A Shares) is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with SEC via EDGAR Accession No. 0001047469-99-023948 on June 11, 1999.

(n)	Amended and Restated Rule 18f-3 Plan dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-09-000426 on February 27, 2009.

(o)	Not Applicable.

(p)(1)	Combined Code of Ethics for the Registrant, The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II, as last revised November 14, 2007, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-09-000426 on February 27, 2009.

(p)(2)	Code of Ethics for SEI Investments Distribution Co. dated January 12, 2009 is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 116 to The Advisors’ Inner Circle Fund’s Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000641 on December 18, 2009.

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(p)(3)	Code of Ethics for First Hawaiian Bank dated October 20, 1994 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with SEC via EDGAR Accession No. 0000893220-00-000577 on May 1, 2000.

(p)(4)	Code of Ethics for Bishop Street Capital Management Corporation dated September 9, 2004 is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-05-000981 on April 29, 2005.

(p)(5)	Code of Ethics for BNP Paribas Asset Management dated October 2002 is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-05-000981 on April 29, 2005.

(p)(6)	Revised Code of Ethics for Fischer Francis Trees & Watts, Inc. dated April 2007 is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000893220-07-003107 on September 14, 2007.

(p)(7)	Code of Ethics for Columbia Management Investment Advisers, LLC is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 33-80514), filed with the SEC via EDGAR Accession No. 0000950123-11-042001 on April 29, 2011.

(q)(1)	Powers of Attorney dated February 2011 for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom, James M. Storey, Philip T. Masterson and Mitchell A. Johnson are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 145 to The Advisors’ Inner Circle Fund’s Registration Statement on form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000239 on April 19, 2011.

(q)(2)	Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Charles E. Carlbom, James M. Storey, Philip T. Masterson, Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are incorporated herein by reference to exhibit (q) of Post-Effective Amendment No. 179 to the Advisors’ Inner Circle Fund’s Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

Item 29. Persons Controlled by or under Common Control with Registrant:

See the Statement of Additional Information regarding the Registrant’s control relationships. The administrator of the Registrant, SEI Investments Global Funds Services, is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 30. Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as exhibit (a)(1) to the Registrant’s Registration Statement is incorporated herein by reference. Insofar as indemnification liabilities arising under the Securities Act of 1933 (the “1933 Act”), may be permitted to trustees, directors, officers and

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controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including each sub-adviser), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (including sub-advisers), and/or director, officer or partner of each investment adviser (including sub-advisers), is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Bishop Street Capital Management

Bishop Street Capital Management (“BSCM”) serves as the investment adviser to the Registrant’s Hawaii Municipal Bond Fund, High Grade Income Fund, Government Money Market Fund, Strategic Growth Fund, Dividend Value Fund and Treasury Money Market Fund. The principal business address for BSCM is 999 Bishop Street, Honolulu, Hawaii, 96813. BSCM is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Donald G. Horner, Director, Chairman	BancWest Corp.	Director, Vice Chair
	First Hawaiian Bank	Director, Chairman, President and Chief Executive Officer
	Banc West Investment Services, Inc.	Director
	FHL SPC One, Inc.	Director, Chairman and Chief Executive Officer
	FHL Lease Holding Company, Inc.	Director, Chairman and Chief Executive Officer
	First Hawaiian Leasing, Inc.	Director, Chairman and Chief Executive Officer
	KIC Technology 1, Inc.	Director, Chairman and President
	KIC Technology 2, Inc.	Director, Chairman and President
	KIC Technology 3, Inc.	Director, Chairman and President
	First Hawaiian Bank Foundation	Director, Chairman
	Children’s Discovery Center	Board Member

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Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
	Hawaii Business Roundtable	Member
	Iolani School Board of Governors	Board Member
	Japan-America Society of Hawaii	Board Member
	Teach for America	Board Member

William E. Atwater, Director, Secretary, Treasurer	BancWest Corp.	Assistant Secretary
	First Hawaiian Bank	Executive Vice President, General Counsel and Secretary
	FHL Lease Holding Company, Inc.	Secretary
	FHL SPC One, Inc.	Secretary
	First Hawaiian Leasing, Inc.	Secretary
	The Bankers Club, Inc.	Director and Secretary
	Center Club, Inc.	Director and Secretary
	KIC Technology 1, Inc.	Director and Secretary
	KIC Technology 2, Inc.	Director and Secretary
	KIC Technology 3, Inc.	Director, Vice President and Secretary
	Real Estate Delivery 2, Inc.	Director, Vice President and Secretary
	First Hawaiian Bank Foundation	Director and Secretary
	American Judicature Society, Hawaii Chapter	Director
	Aloha Council, Boy Scouts of America	VP-Administration, Director, and Executive Board Member

Robert T. Fujioka, Director	First Hawaiian Bank	Vice Chairman, Chief Lending Officer, Manager of Commercial Banking Group
	First Hawaiian Foundation	Director
	First Hawaiian Leasing Inc.	Chief Executive Officer & Director
	FHL Lease Holding Company Inc.	Chief Executive Officer & Director
	FHL SPC One Inc.	Chief Executive Officer & Director
	American Red Cross Hawaii State Chapter	Director
	Boys & Girls Club of Hawaii	Director
	Chamber of Commerce of Hawaii	Director
	Child & Family Service	Chairman of the Board & Director
	Hawaii Economic Development Corporation	Board Member
	Japanese American National Museum	Trustee
	Kapiolani Health Foundation	Director

6

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
	La Pietra—Hawaii School for Girls	Trustee
	Marina West Community Association	Director

Robert S. Harrison, Director and Chief Executive Officer	First Hawaiian Bank	Vice Chairman & Chief Risk Officer
	First Hawiian Foundation	Director
	First Hawaiian Leasing	Director
	FHL Lease Holding Company Inc.	Director
	FHL SPC One Inc.	Director
	Aloha Harvest	Chairman of the Board
	Hawaii Community Reinvestment Corporation	Director
	Maryknoll School	Treasurer

Michael K. Hirai, Director, President, Chief Investment Officer, and Director of Fixed Income	CFA Hawaii The Nature Conservancy First Hawaiian Bank	President and Director Corporate Council Member Senior Vice President

Ryan S. Ushijima, Senior Vice President, Chief Compliance Officer	State of Hawaii Deferred Compensation Plan First Hawaiian Bank	Trustee Vice President and Compliance Officer in Charge

Kenneth L. Miller, Senior Vice President and Director of Equity	First Hawaiian Bank	Vice President and Chief Investment Strategist

Jennifer C.M. Carias, Senior Vice President and Portfolio Manager	First Hawaiian Bank	Vice President

	—	—

Stephanie Chun Vice President and Portfolio Manager

Fischer Francis Trees & Watts, Inc.

Fischer Francis Trees & Watts, Inc. (“FFTW”) serves as sub-adviser to the Registrant’s Government Money Market Fund and Treasury Money Market Fund. The principal business address of FFTW is 200 Park Avenue, 46th Floor, New York, NY 10166. FFTW is an investment adviser registered under the Investment Advisers Act of 1940.

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Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Pascal Biville, Member of the Board of Directors	BNP Paribas Private Equity	Administrator
	BNP Paribas Finams	Vice-Chairman
	Charter Atlantic Corporation	Member of the Board of Directors
	Charter Atlantic Capital Corporation	Member of the Board of Directors
	Cenevole de Participations	Chairman
	BNP PAM Participations	Chairman
	BNL SGR	Member of the Board
	BNP PAM SAM Monaco	Member of the Board
	Fundquest US	Member of the Board
	BNP PAM Luxembourg	Member of the Board of Directors
	Malbec Partners Inc.	Member of the Board of Directors

Stephen P. Casper, Chairman of the Board	Charter Atlantic Corporation	Chief Executive Officer, President, Chairman of the Board of Directors
	Charter Atlantic Capital Corporation	Chief Executive Officer, President, Chairman of the Board of Directors
	FFTW Funds Inc.	President, Chief Executive Officer, and Director
	Malbec Emerging Markets Opportunities GP Limited	Director
	Malbec Emerging Markets Opportunities Fund SPC	Director
	Malbec Emerging Markets Opportunities Fund LLC	Director
	Malbec Quantys GP Limited	Director
	Malbec Quantys Fund SPC	Director
	Malbec Quantys Fund LLC	Director
	FFTW Global Debt Fund plc	Director
	FFTW Mortgage Total Return Fund plc	Director
	Fischer Francis Trees & Watts	Director
	Fischer Francis Trees & Watts Ltd.	Director
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Director
	Malbec Partners Inc.	Chairman of the Board of Directors
	Malbec UK Limited	Director
	MarketAxess Holdings Inc.	Director
	The Depository Trust & Clearing Corporation	Director
	The Depository Trust Company	Director
	The Emerging Markets Clearing Corporation	Director
	The Fixed Income Clearing Corporation	Director
	The National Securities Clearing Corporation	Director

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Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Archana Doraiswamy, Assistant Secretary	Charter Atlantic Corporation	Assistant Secretary
	Charter Atlantic Capital Corporation	Assistant Secretary
	Malbec Partners Inc.	Assistant Secretary

Gary Friedman, Assistant Treasurer	Charter Atlantic Corporation	Assistant Treasurer
	Charter Atlantic Capital Corporation	Assistant Treasurer
	Malbec Partners Inc.	Treasurer

Guy de Froment, Member of the Board of Directors	Charter Atlantic Corporation	Member of the Board of Directors
	Charter Atlantic Capital Corporation	Member of the Board of Directors
	Malbec Partners Inc.	Member of the Board of Directors
	BNP PARIBAS Asset Management (S.A.S.)	Vice Chairman
	Shinhan BNP PARIBAS ITMC	Administrator
	BNP PAM SGR (Italie)	Administrator
	BNP PARIBAS Asset Management UK Ltd	Chairman
	FPML Guernsey	Administrator
	BMCI Gestion (Morocco)	Administrator
	BNP PAM Uruguay	Administrator
	BNP PARIBAS Asset Management Argentina SA	Alternate Director
	BNP PARIBAS Argentina Asset Management SA	Alternate Director
	BNP Paribas Brasil	Director
	Sundaram BNP Paribas Asset Management Ltd (India)	Director
	BNL Gestioni (Italy)	Chairman
	TEB Asset Management (Turkey)	Director
	Parvest (Luxembourg)	Director

Gilles Glicenstein, Member of the Board of Directors	Charter Atlantic Corporation	Member of the Board of Directors
	Charter Atlantic Capital Corporation	Member of the Board of Directors
	Malbec Partners Inc.	Member of the Board of Directors
	BNP Paribas Asset Management Asia	Chairman
	BNP Paribas Asset Management Japon	Administrateur (resigned September 2005)
	BNP Paribas Asset Management SAS	Chairman
	BNP Paribas Epargne & Retraite	Administrateur
	BNP Paribas SAM Monaco	Chairman
	Fauchier Partners Management Limited	Chairman

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Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Deborah Hazell, Chief Executive Officer, President, Member of the Board of Directors	Charter Atlantic Corporation Charter Atlantic Capital Corporation Malbec Partners Inc.	Vice President, Member of the Board of Directors Member of the Board of Directors Member of the Board of Directors

Richard Hollander, Member of the Board of Directors	Charter Atlantic Corporation	Member of the Board of Directors
	Charter Atlantic Capital Corporation	Member of the Board of Directors
	Malbec Partners Inc.	Member of the Board of Directors
	Metropolitan West Financial, LLC	Chairman of the Board
	WGH Holdings, LLC	Manager and Member
	West Gate Horizons Advisors, LLC	Member of the Board of Directors
	Cedars-Sinai Medical Center	Member of the Board of Governors
	Cedars-Sinai Prostate Cancer Center	Member of the Board of Development
	Skirball Cultural Center	Member of Board of Trustees

Pierre Lapomme, Member of the Board of Directors	Charter Atlantic Corporation	Member of the Board of Directors
	Charter Atlantic Capital Corporation	Member of the Board of Directors
	Malbec Partners Inc.	Member of the Board of Directors

Robin S. Meister, Chief Legal Officer, Chief Compliance Officer, Secretary	Charter Atlantic Corporation	Chief Legal Officer, Chief Compliance Officer, Secretary
	Charter Atlantic Capital Corporation	Secretary
	Malbec Partners Inc.	Chief Legal Officer, Secretary, and Vice President
	Malbec UK Limited	Director, Secretary
	FFTW Funds Inc.	Chief Legal and Risk Officer, and Secretary
	FFTW Funds Selection	Director
	FFTW Funds Selection II	Director
	FFTW Total Return Strategies Funds plc	Director
	FFTW Focused Strategies Funds	Director
	Fischer Francis Trees & Watts	Chief Legal Officer, Chief Compliance Officer, Secretary
	Fischer Francis Trees & Watts Ltd.	Secretary
	Fischer Francis Trees & Watts KK	Chief Legal Officer, Chief Compliance Officer, Director
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Chief Legal Officer, Chief Compliance Officer, Director

O. John Olcay, Member of the Board of Directors	Aegon NV	Vice Chairman of Supervisory Board
	Charter Atlantic Corporation	Member of the Board of Directors
	Charter Atlantic Capital Corporation	Member of the Board of Directors

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Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
	Malbec Partners Inc.	Member of the Board of Directors
	Malbec Partners LLP	Partner
	FFTW Focused Strategies Funds	Chairman of the Board of Directors
	FFTW Funds Selection	Chairman of the Board of Directors
	FFTW Funds Selection II	Chairman of the Board of Directors
	FFTW Global Debt Fund plc	Chairman of the Board of Directors
	FFTW Mortgage Total Return Fund plc	Chairman of the Board of Directors
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Chairman of the Board of Directors
	Fischer Francis Trees & Watts KK	Chairman of the Board of Directors

Jeffrey Trongone, Member of the Board of Directors, Treasurer, Chief Financial Officer	Charter Atlantic Corporation	Member of the Board of Directors, and Treasurer
	Charter Atlantic Capital Corporation	Member of the Board of Directors, and Treasurer
	Malbec Partners Inc.	Chief Executive Officer, President
	Fischer Francis Trees & Watts	Chief Financial Officer
	Fischer Francis Trees & Watts KK	Chief Financial Officer
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Chief Financial Officer, Director

BNP Paribas Asset Management, Inc.

BNP Paribas Asset Management, Inc. (“BNP PAM”) is the sub-adviser for the Registrant’s Strategic Growth Fund. The principal business address of BNP PAM is 200 Park Avenue, New York, New York 10166. BNP PAM is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Everett Schenk, Director	BNP Paribas Securities Corp	Chairman and Director
	Paribas North America	Director/President/CEO
	BNP Paribas North America	Director/President/CEO
	French American Banking Corporation	Chairman/Director/President/CEO
	BNP Paribas Principal, Inc.	Director
	BNP Paribas Capstar Partners, Inc.	Director
	BNP Paribas Capital Services, Inc.	Director/Chairman
	BNP Paribas Commodity Futures, Inc.	Director
BNP Paribas Leasing Corporation

Denis Coulon, Director	BNP PAM UK Ltd	Director
	BNP PAM Ireland	Director

Christel Turcat, Director	—	—

Thomas Clyne,	BNP Paribas Securities Corp	Chief Financial Officer & Treasurer

11

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Treasurer	Paribas North America, Inc.	Finance Director & Treasurer
	French American Corporation	Executive Vice President
	BNP Paribas Commodity Futures, Inc.	Assistant Treasurer
	BNPPRCC, Inc.	Treasurer

Terry McCloskey, Chief Compliance Officer	Harewood Asset Management (U.S.), Inc.	Chief Compliance Officer
	BNP Paribas Securities Corp.	Compliance Officer
	BNP Paribas Financial Services LLC	Chief Compliance Officer

Hubert Goye, Portfolio Manager	Kleber Japaquant	Director
	Kleber Quantamerica	Director

Vincent Camerlynck, Chairman	BNP Paribas Asset Management Asia Ltd.	Director
	BNP Paribas Asset Management UK Ltd	Director
	BNP Paribas Asset Management Japan Ltd.	Director
	BNP Paribas Asset Management Singapore Ltd.	Director
	BNP Paribas Investment Management (Australia) Ltd.	Director
	CooperNeff Alternative Managers	Director
	Overlay Asset Management	Director
	Parvest	Director

Pierre LaPomme, President/CEO	Charter Atlantic Corp.	Director
	FundQuest, Inc.	Director
	Fauchier Partners Corp.	Director

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA”) serves as the sub-adviser for the Registrant’s Dividend Value Fund. The principal business address of CMIA is 100 Federal Street, Boston, Massachusetts 02111. CMA is an investment adviser registered under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

12

Item 32. Principal Underwriters:

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003
The Arbitrage Funds	May 17, 2005
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust	February 16, 2011

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

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(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Positions and Offices with Underwriter	Position and Office with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31(a)-1(b); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s custodian:

Union Bank of California, N.A.

475 Sansome Street

15th Floor

San Francisco, California 94111

(b)/(c)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s adviser and sub-advisers:

Bishop Street Capital Management	Columbia Management Investment
9999 Bishop Street	Advisers, LLC
Honolulu, Hawaii 96813	100 Federal Street
Boston, MA 02111

14

Fischer Francis Trees & Watts, Inc.	BNP Paribas Asset Management, Inc.
200 Park Avenue	200 Park Avenue
46th Floor	New York, NY 10166
New York, NY 10166

Item 34. Management Services: None.

Item 35. Undertakings: None.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to Registration Statement No. 33-80514 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of April, 2012

BISHOP STREET FUNDS

By:	*
Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

* Charles E. Carlbom	Trustee	April 30, 2012

* John K. Darr	Trustee	April 30, 2012

* William M. Doran	Trustee	April 30, 2012

* Joseph T. Grause, Jr.	Trustee	April 30, 2012

* Mitchell A. Johnson	Trustee	April 30, 2012

* Betty L. Krikorian	Trustee	April 30, 2012

* Robert A. Nesher	Trustee	April 30, 2012

* Bruce Speca	Trustee	April 30, 2012

* James M. Storey	Trustee	April 30, 2012

* George J. Sullivan, Jr.	Trustee	April 30, 2012

* Michael Beattie	President	April 30, 2012

* Michael Lawson	Treasurer, Controller & Chief Financial Officer	April 30, 2012

*By:	/s/ Dianne M. Sulzbach
Dianne M. Sulzbach, pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit No.	Exhibit

EX-99.B4	Seconded Amended and Restated By-Laws of the Registrant

EX-99.I	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

EX-99.J	Consent of independent registered public accounting firm, PricewaterhouseCoopers LLP